UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Owens & Minor, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of

2008

Annual Meeting

and

Proxy Statement

WHETHER OR NOT YOU PRESENTLY PLAN TO ATTEND THE MEETING IN

PERSON, THE BOARD OF DIRECTORS URGES YOU TO VOTE.

Owens & Minor, Inc.

9120 Lockwood Boulevard

Mechanicsville, Virginia 23116

(804) 723-7000

March 12, 2008

Dear Shareholders:

It is a pleasure to invite you to our Annual Meeting of Shareholders on Friday, April 25, 2008 at 10:00 a.m. The meeting will be held at the corporate headquarters of Owens & Minor, Inc., 9120 Lockwood Boulevard, Mechanicsville, Virginia 23116. Directions to our offices are on the last page of the proxy statement. Morning refreshments will be served, and complimentary valet parking will be available to shareholders attending the annual meeting.

The primary business of the meeting will be to (i) elect six directors, (ii) approve amendments to our articles of incorporation to declassify our Board of Directors, (iii) approve amendments to our articles of incorporation to eliminate provisions authorizing a series of preferred stock that is no longer outstanding and (iv) ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2008. In addition to considering these matters, we will review significant accomplishments and events since our last shareholders meeting as well as future opportunities and initiatives we intend to pursue. Our Board of Directors and management team will be there to discuss items of interest and answer any questions.

This year, we are pleased to be using the new Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to our shareholders a notice instead of a paper copy of this proxy statement and our 2007 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of our shareholders can receive a paper copy of our proxy materials, including this proxy statement, our 2007 Annual Report and a form of proxy card. We believe that this new process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

You may vote your shares by the Internet or by telephone, or if you prefer, you may request paper copies of the proxy materials and submit your vote by mail by following the instructions on the proxy card. We encourage you to vote via the Internet. Whichever method you choose, your vote is important so please vote as soon as possible. All of us at Owens & Minor appreciate your continued interest and support.

Warm regards,

CRAIG R. SMITH

President & Chief Executive Officer

Proxy Statement

Table of Contents	Page
Notice of Annual Meeting of Shareholders	1
About the Meeting	2
Corporate Governance	4
Report of the Governance & Nominating Committee	5
Board Meetings	6
Committees of the Board	6
Director Compensation	7
Director Nominating Process	10
Communications with the Board of Directors	10
Proposal 1: Election Of Directors	11
Nominees for Election	11
Directors Continuing in Office	13
Proposal 2: Approval of Amendments to the Company’s Articles of Incorporation to Declassify the Board of Directors	15
Proposal 3: Approval of Amendments to the Company’s Articles of Incorporation to Eliminate Provisions Authorizing the Series B Cumulative Preferred Stock	16
Proposal 4: Ratification Of Independent Registered Public Accounting Firm	16
Fees Paid to Independent Registered Public Accounting Firm	17
Report of the Audit Committee	17
Stock Ownership Information	19
Compliance with Section 16(a) Reporting	19
Stock Ownership Guidelines	19
Stock Ownership by Management and the Board of Directors	20
Stock Ownership by Certain Shareholders	21
Equity Compensation Plan Information	21
Executive Compensation	22
Compensation Discussion and Analysis	22
Report of the Compensation & Benefits Committee	34
Summary Compensation Table	35
Grants of Plan Based Awards Table	37
Outstanding Equity Awards at Fiscal Year-End Table	39
Option Exercises and Stock Vested Table	40
Retirement Plans	41
Pension Benefits Table	42
Nonqualified Deferred Compensation Plan	43
Potential Payments Upon Termination or Change in Control	44
Certain Relationships and Transactions	47
Shareholder Proposals	47
Other Matters	48
Appendix A — Independence Determination Guidelines for Board of Directors	A-1
Appendix B — Amendments to the Amended and Restated Articles of Incorporation to Declassify the Board of Directors	B-1
Appendix C — Amendments to the Amended and Restated Articles of Incorporation to Eliminate Provisions Authorizing the Series B Cumulative Preferred Stock	C-1
Appendix D — Audit Committee Approval Policies and Procedures for Services by Independent Auditors	D-1

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting, please vote your shares promptly, as instructed in the Notice of Internet Availability of Proxy Materials, by the Internet or by telephone. You may also request a paper proxy card to submit your vote by mail, if you prefer. We encourage you to vote via the Internet.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, April 25, 2008

TO THE SHAREHOLDERS OF OWENS & MINOR, INC.:

The Annual Meeting of Shareholders of Owens & Minor, Inc. (the “Company” or “Owens & Minor”) will be held on Friday, April 25, 2008 at 10:00 a.m. at the offices of Owens & Minor, 9120 Lockwood Boulevard, Mechanicsville, Virginia.

The purposes of the meeting are:

1.	To elect six directors;

2.	To approve amendments to the Company’s Amended and Restated Articles of Incorporation to declassify the Board of Directors;

3.	To approve amendments to the Company’s Amended and Restated Articles of Incorporation to eliminate provisions authorizing the Series B Cumulative Preferred Stock, which is no longer outstanding;

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2008; and

5.	To transact any other business properly before the annual meeting.

Shareholders of record as of March 4, 2008 will be entitled to vote at the annual meeting.

Your attention is directed to the attached proxy statement. The Notice of Internet Availability of Proxy Materials is being distributed on or about March 12, 2008. This proxy statement, the proxy card and Owens & Minor’s 2007 Annual Report are being furnished on the Internet on or about March 12, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

GRACE R. DEN HARTOG

Senior Vice President, General Counsel

& Corporate Secretary

Street Address

Mailing Address

9120 Lockwood Boulevard

P.O. Box 27626

Mechanicsville, Virginia 23116

Richmond, Virginia 23261-7626

PROXY STATEMENT

Annual Meeting of Shareholders

to be held on April 25, 2008

ABOUT THE MEETING

What You Are Voting On

Proxies are being solicited by the Board of Directors for purposes of voting on the following proposals and any other business properly brought before the meeting:

Proposal 1:
Election of the following six directors, each for a two-year term and until their respective successors are elected, if proposal 2 is approved; however, if proposal 2 is not approved, then each for a three-year term and until their respective successors are elected:

G. Gilmer Minor, III, J. Alfred
Broaddus, Jr., Eddie N. Moore, Jr., Peter S. Redding, Robert C. Sledd and Craig R. Smith.

Proposal 2:
Approval of amendments to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to declassify the Board of Directors.

Proposal 3:
Approval of amendments to the Company’s Articles of Incorporation to eliminate provisions authorizing the Series B Cumulative Preferred Stock, which is no longer outstanding.

Proposal 4:
Ratification of KPMG LLP as the Company’s independent registered public accounting firm.

Who is Entitled to Vote

Shareholders of Owens & Minor, Inc. (the “Company” or
“Owens & Minor”) as of the close of business on March 4, 2008 (the “Record Date”) are entitled to vote. Each share of the Company’s common stock (“Common Stock”) is entitled to one vote. As of
March 4, 2008, 40,931,264 shares of Common Stock were issued and outstanding.

How to Vote

You can vote by the Internet, by telephone or by mail.

By
Internet.    You may vote by the Internet at http://www.proxyvote.com by following the specific instructions on the Notice of Internet Availability of Proxy Materials. Shareholders who have requested a paper copy of a proxy card by mail may submit proxies over the Internet by following the instructions on the proxy card. We encourage you to register your vote via the Internet. If your shares are held by your broker or bank in street name, please contact your broker or bank to determine whether you will be able to vote by the Internet.

By Telephone.    You may vote by telephone by
calling 1-800-690-6903 and following the instructions. Shareholders will need to have the control number that appears on their notice available when voting. Shareholders who have requested a paper copy of a proxy card by mail may vote by telephone by following the

instructions on the proxy card. If your shares are held by your broker or bank in street name, please contact your broker or bank to determine whether you will be able to vote by telephone.

By Mail.    Shareholders who have requested a paper copy of a proxy card by mail may submit proxies by completing, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided.

However you choose to vote, you
may revoke a proxy prior to the meeting by (1) submitting a subsequently dated proxy by any of the methods described above, (2) giving notice in writing to the Corporate Secretary of the Company or (3) voting in person at the meeting
(attendance at the meeting will not itself revoke a proxy).

What Happens if You Do Not Make Selections on Your Proxy

If your proxy contains specific voting instructions, those instructions will be followed. However, if you sign and return your proxy card by mail or submit your proxy by telephone or via the Internet without making a selection on one or more proposals, you give authority to the individuals designated on the proxy card to vote on the proposal(s) for which you have not made specific selections or given instructions and any other matter that may arise at the meeting. If no specific selection is made or instructions given, it is intended that all proxies that are signed and returned or submitted via telephone or Internet will be voted “FOR” the election of all nominees for director, “FOR” the approval of amendments to the Company’s Articles of Incorporation to declassify the Board of Directors, “FOR” the approval of amendments to the Company’s Articles of
Incorporation to eliminate provisions authorizing the Series B Cumulative Preferred Stock and “FOR” the ratification of the appointment of KPMG LLP.

Whether Your Shares Will be Voted if You Don’t Provide Your Proxy

Whether your shares will be voted if you do not provide your proxy depends on how your ownership of shares of Common Stock is registered. If you own your shares as a registered holder, which means that your shares of Common Stock are registered in your name, and you do not provide your proxy, your shares will not be represented at the meeting, will not count toward the quorum requirement, which is explained below, and will not be voted.

If you own your shares of
Common Stock in street name, your shares may be voted even if you do not provide your broker with voting instructions. Brokers have the authority under New York Stock Exchange (“NYSE”) rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The Company believes that the election of directors and the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm are considered routine matters for which brokerage firms may vote shares for which they don’t receive voting instructions from the beneficial owner thereof with regard to those proposals. The Company believes, however, that the approval of the proposed amendments to the Company’s Articles of Incorporation is not considered a routine matter. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a broker non-vote.

Abstentions, broker non-votes and, with respect to the election of directors, withheld votes, will not affect the outcome of the vote on the election of directors and the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm. Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposals to amend the
Company’s Articles of Incorporation.

What Constitutes a Quorum

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is required to conduct the annual meeting. If you vote your proxy, you will be considered part of the quorum.
Abstentions and shares held by brokers or banks in street name (“broker shares”) that are voted on any matter are included in the quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

The Vote Required to Approve Each Item

Election of Directors.    The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly returned proxy indicating “Withhold
Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Approval of Amendments to the Company’s Articles of Incorporation to Declassify the Board of Directors.    The approval of the amendments
to the Company’s Articles of Incorporation to declassify the Board of Directors requires the affirmative vote of more than two-thirds of the outstanding shares of Common Stock. Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal.

Approval of Amendments to the Company’s Articles of Incorporation to Eliminate Provisions Authorizing
the Series B Cumulative Preferred Stock.    The approval of the amendments to the Company’s Articles of Incorporation to eliminate provisions authorizing the Series B Cumulative Preferred Stock requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal.

Ratification of Appointment of KPMG LLP.    The ratification of the appointment of KPMG LLP requires that the votes cast in favor of the ratification exceed the number of votes cast opposing the ratification.

How May I Obtain a Paper Copy of the Proxy Materials?

Shareholders will find instructions about how to obtain a paper copy of the proxy materials on the notice they received in the mail about the Internet availability of proxy materials.

What it Means if You Get More Than One Notice about the Internet Availability of Proxy Materials?

Your shares are probably registered differently or are held in more than one account. Please vote all proxies to ensure that all your shares are voted. Also, please have all of your accounts registered in the same name and address. You may do this by contacting our transfer agent, The Bank of New York, at 1-800-524-4458.

Costs of Soliciting Proxies

Owens & Minor will pay all costs of this proxy solicitation. The Company has retained Georgeson, Inc. to aid in the distribution and solicitation of proxies for approximately $6,000 plus expenses. The Company will reimburse stockbrokers and other custodians, nominees and fiduciaries for their expenses in forwarding proxy and solicitation materials.

CORPORATE GOVERNANCE

General.    The Company is managed under the direction of
the Board of Directors, which has adopted Corporate Governance Guidelines to set forth certain corporate governance practices. Each year, the Company reviews its corporate governance policies and practices relative to the policies and practices recommended by groups and authorities active in corporate governance as well as the requirements of the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder or adopted by the Securities and Exchange Commission (“SEC”) and the NYSE,
the exchange on which the Common Stock is listed.

Corporate Governance Materials.    The Company’s Bylaws,
Corporate Governance Guidelines, Code of Honor and the charters of the Audit, Compensation & Benefits, and Governance & Nominating Committees are available on the Company’s website at http://www.owens-minor.com under
“Corporate Governance” and are available in print to any shareholder upon request to the Corporate Secretary, Owens & Minor, Inc., 9120 Lockwood Boulevard, Mechanicsville, VA 23116.

Code of Honor.    The Board of Directors has adopted a Code of Honor
that is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer, as well as the members of the Board of Directors. The Company intends to post any amendments to or waivers from its Code of Honor (to the extent applicable to the Company’s chief executive officer, principal financial officer, principal accounting officer, any other executive officer or any director) on its website.

Director Independence.    The Board of Directors has determined that the following ten members of its twelve-member Board are “independent” within the meaning of the NYSE listing standards and the Company’s Corporate Governance Guidelines: A. Marshall Acuff, Jr., J. Alfred Broaddus, Jr., John T. Crotty, Richard E. Fogg, Eddie N.
Moore, Jr., Peter S. Redding, James E. Rogers, Robert C. Sledd, James E. Ukrop and Anne Marie Whittemore. To assist it in making determinations of independence, the Board has adopted categorical standards, which are included in this proxy statement as Appendix A. The Board has determined that all directors identified as independent in this proxy statement meet these standards.

REPORT OF THE GOVERNANCE & NOMINATING COMMITTEE

The Governance & Nominating Committee is
composed of five directors, all of whom are independent. The Governance & Nominating Committee met four times during 2007. In performing the various duties and responsibilities outlined in its charter, the Governance & Nominating
Committee, among other things, conducted a review of the Company’s amended shareholders’ rights plan (which requires a review of the plan by such Committee at least once every three years) with the assistance and advice of the
Company’s outside counsel; studied and strengthened the Board’s self-assessment process and questionnaire; implemented an evaluation procedure for committee self-assessment; and actively engaged in identifying and recruiting potential board members.

The Governance & Nominating Committee continued its discussions in 2007 of various corporate governance policies relating to its board structure and election criteria, culminating in the decision by the Board in January 2008 to seek shareholder approval to amend the Company’s Articles of Incorporation to institute annual elections of each director effective with the 2010 annual meeting of shareholders. In addition, the Governance & Nominating Committee recommended, and the Board approved, amendments to the Company’s Bylaws and Corporate Governance Guidelines raising the maximum age for eligibility to be elected or appointed as a director from 69 years to 72 years.

The Governance & Nominating Committee is
a strong proponent of continuing education programs for directors, believing that director education programs serve to enhance the skills of directors as well as inform them of new developments. During 2007, every member of the Board attended a continuing director education program or conference, all of which were accredited by Institutional Shareholder Services.

The
Governance & Nominating Committee will continue to monitor and support implementation of corporate governance best practices at Owens & Minor.

THE GOVERNANCE & NOMINATING

COMMITTEE

A. Marshall Acuff, Jr., Chairman

J. Alfred Broaddus, Jr.

Eddie N. Moore, Jr.

James E. Ukrop

Anne Marie Whittemore

BOARD MEETINGS

The Board of Directors held six meetings during 2007. All directors attended at least 75% of the meetings of the Board and committees on which they served. The Company’s Corporate Governance Guidelines provide that, absent unusual or unforeseen circumstances, directors are expected to attend each annual meeting of shareholders. All directors, other than Mr. Sledd who was not a director at the time, attended the 2007 annual meeting of shareholders.

Under the
Company’s Corporate Governance Guidelines, non-management directors meet in executive session after each regularly scheduled Board meeting, following which the independent directors then meet in executive session. These meetings are chaired by a lead director who is elected annually by the non-management directors following each annual meeting of shareholders. James E. Rogers currently serves as lead director and presides over these executive sessions. As lead director,
Mr. Rogers is also invited to participate in meetings of all Board committees but is permitted to vote only in meetings of committees of which he is a member (currently, the Executive Committee). Shareholders and other interested parties may contact the lead director by following the procedures set forth in “Communications with the Board of Directors” on page 10 of this proxy statement.

COMMITTEES OF THE BOARD

The Board of Directors has the following committees:

Audit Committee:    Oversees (i) the integrity of the Company’s financial statements, (ii) the
Company’s compliance with legal and regulatory requirements, (iii) the qualification and independence of the Company’s independent registered public accounting firm, (iv) the performance of the Company’s independent registered public accounting firm and internal audit functions and (v) issues involving the Company’s ethical and legal compliance responsibilities. The Audit Committee has sole authority to appoint, retain, compensate, evaluate and terminate the Company’s independent registered public accounting firm (subject, if applicable, to shareholder ratification). The Board of Directors has determined that each of Richard E. Fogg (Chairman of the Audit Committee) and Eddie N.
Moore, Jr. is an “audit committee financial expert,” as defined by SEC regulations, and that each is financially literate, as such term is interpreted by the Board in its business judgment. All members of the Audit Committee are independent as such term is defined under the enhanced independence standards for audit committees in the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder as incorporated into the NYSE listing standards.

Compensation & Benefits Committee:    Administers executive compensation programs, policies and
practices. Advises the Board on salaries and compensation of the executive officers and makes other studies and recommendations concerning compensation and compensation policies. May delegate authority for day-to-day administration and interpretation of compensation plans to certain senior officers of the Company (other than for matters affecting executive officer compensation and benefits). For further information on this committee’s processes and procedures, see
“Compensation Discussion and Analysis” on page 22 of this proxy statement. All members of the Compensation & Benefits Committee are independent within the meaning of the NYSE listing standards and the Company’s Corporate
Governance Guidelines.

Governance & Nominating Committee:    Considers and recommends nominees
for election as directors and officers and nominees for each Board committee. Reviews and evaluates the procedures, practices and policies of the Board and its members and leads the Board in its annual self-review. Oversees the governance of the
Company, including recommending Corporate Governance Guidelines. All members of the Governance & Nominating Committee are independent within the meaning of the NYSE listing standards and the Company’s Corporate Governance Guidelines.

Executive Committee:    Exercises limited powers of the Board when the Board is not in session.

Strategic Planning Committee:    Reviews and makes recommendations for the strategic direction of the
Company.

BOARD COMMITTEE MEMBERSHIP

Director

Board

Audit

  Compensation &
Benefits

Executive

Governance & Nominating

Strategic Planning

A. Marshall Acuff, Jr.

X

X

X

X*

J. Alfred Broaddus, Jr.

X

X

X

John T. Crotty

X

X

X*

Richard E. Fogg

X

X*

X

X

G. Gilmer Minor, III

X*

X*

Eddie N. Moore, Jr.

X

X

X

Peter S. Redding

X

X

X

James E. Rogers

X

X

Robert C. Sledd

X

X

X

Craig R. Smith

X

X

X

James E. Ukrop

X

X

X

Anne Marie Whittemore

X

X*

X

X

No. of meetings in 2007

6

6

5

1

4

3

*Chairman

DIRECTOR COMPENSATION

The Governance & Nominating Committee reviews director compensation annually and it is the responsibility of this committee to recommend to the Board of Directors any changes in director compensation. The Board of Directors makes the final determination with respect to director compensation. The Governance & Nominating
Committee has the authority under its charter to retain outside consultants or advisors to assist it in gathering information and making decisions.

During 2006, with the assistance of Frederic W. Cook & Co., Inc., the Governance & Nominating Committee completed a comprehensive review of public company director compensation practices. Based on the results of this review, the Committee recommended increases in the Board retainer fee and Board retreat fee in order to continue to retain and recruit qualified board members. These recommended increases were approved by the Board of Directors effective
April 27, 2007. In addition, upon review and recommendation by the Governance & Nominating Committee, the Board increased the value of the annual stock retainer. The annual stock retainer is in the form of a restricted stock grant with a one-year vesting period.

The Company uses a combination of cash and equity compensation to attract and retain qualified candidates to serve on its Board of Directors. In setting director compensation, the Company considers the commitment of time directors must make in performing their duties, the level of skills required by the Company of its Board members and the market competitiveness of its director compensation levels. The table below sets forth the schedule of fees paid to non-employee directors (effective April 27, 2007) for their annual retainer and service in various capacities on Board committees and in Board leadership roles. Employee directors do not receive any additional compensation other than their normal salary for serving on the Board or any of its committees.

Schedule of Director Fees

Type of Fee

Cash

Equity

  Annual
Retainer

$
30,000

$30,000(1)

  Additional Retainer
for Lead Director

$
30,000

  Additional Retainer
for Non-Executive Chairman

$
200,000

  Additional Retainer
for Audit Committee Chair

$
7,000

  Additional Retainer
for Other Committee Chairs

$
5,000

  Board or Audit
Committee Attendance Fee (per meeting)

$
1,500

  Other Committee
Attendance Fee (per meeting)

$
1,200

  Board or Committee
Telephone Conference (per meeting, other than Audit Committee)

$
800

  Audit Committee
Telephone Conference (per meeting)

$
1,200

  Board Retreat (annual
2-day meeting)

$
3,000

  Stock Options (2)

Option for 5,000 shares

(1) Restricted stock grant with one-year vesting period.

(2) Exercisable upon grant; expires upon seventh anniversary of grant.

Directors may defer the receipt of all or part of their director fees under the Directors’ Deferred Compensation Plan. Amounts deferred are “invested” in bookkeeping accounts that measure earnings and losses based on the performance of a particular investment. Directors may elect to defer their fees into the following two subaccounts: (i) an account based upon the price of the Common Stock and (ii) an account based upon the current interest rate of the Company’s fixed income fund in its 401(k) plan. Subject to certain restrictions, a director may take cash distributions from a deferred fee account either prior to or following the termination of his or her service as a director. Directors are also permitted to receive payment of all or part of their director fees in Common Stock.

Director Compensation Table

The table below summarizes the actual compensation paid by the Company to non-employee directors during the year ended December 31, 2007.

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

Name

Fees Earned or Paid in Cash ($)(1)

Stock Awards ($)(1)(2)(4)

Option Awards ($)(3)(4)

Non-Equity Incentive Plan Compensation ($)

Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)

All Other Compensation ($)

Total ($)

A. Marshall Acuff, Jr.

$
57,600

$
28,350

$
50,400

—

—

—

$
136,350

J. Alfred Broaddus, Jr.

51,800

28,350

50,400

—

—

—

130,550

John T. Crotty

57,100

28,350

50,400

—

—

—

135,850

Richard E. Fogg

59,900

28,350

50,400

—

—

—

138,650

G. Gilmer Minor, III

241,800

28,350

50,400

—

—

—

320,550

Eddie N. Moore, Jr.

53,300

28,350

50,400

—

—

—

132,050

Peter S. Redding

52,100

28,350

50,400

—

—

—

130,850

James E. Rogers

71,800

28,350

50,400

—

—

—

150,550

Robert C. Sledd (5)

17,700

2,499

26,675

—

—

—

46,874

James E. Ukrop

50,600

28,350

50,400

—

—

—

129,350

Anne Marie Whittemore

53,700

28,350

50,400

—

—

—

132,450

(1) Includes amounts deferred by the directors under the Directors’ Deferred Compensation
Plan.

(2) The amounts included in the “Stock Awards” column are the dollar amounts of the expense recognized by the Company in
2007 for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards No. 123(R) (“SFAS 123(R)”) (excluding any estimates for forfeiture related to service-based vesting conditions) and, accordingly, includes amounts from awards granted in both 2006 and 2007. Assumptions used in the calculation of these award amounts are included in Note 10 to the Company’s 2007 consolidated financial statements included in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2007. The stock award granted in 2007 to each of the above directors, other than Mr. Sledd, consisted of 841 shares of Common Stock restricted for a period of one year from the date of grant on April 27, 2007. Mr. Sledd received an award of 380 shares of Common Stock restricted for a period of one year from the date of grant when he joined the Board on November 1, 2007. The grant date fair value of the 2007 stock award computed in accordance with SFAS 123(R) was $14,995 for Mr. Sledd and $30,015 for each other director.

(3) The amounts
included in the “Option Awards” column are the dollar amounts of the expense recognized by the Company in 2007 for financial statement reporting purposes in accordance with SFAS 123(R) and reflect a single option grant on April 27,
2007 to each director, other than Mr. Sledd, of immediately exercisable options at a per share exercise price of $35.69. Mr. Sledd received an option grant upon joining the Board on November 1, 2007 of immediately exercisable options at a per share exercise price of $39.46. Assumptions used in the calculation of these award amounts are included in Note 10 to the Company’s 2007 consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The grant date fair value of the 2007 option award computed in accordance with SFAS 123(R) was $26,675 for Mr. Sledd and $50,400 for each other director.

(4) As of December 31, 2007, each non-employee director had the following number of stock awards and option awards outstanding:

Stock Awards

Option Awards

Mr. Acuff

841

28,000

Mr. Broaddus

841

18,750

Mr. Crotty

841

20,000

Mr. Fogg

841

25,000

Mr. Minor

841

50,000

Mr. Moore

841

15,000

Mr. Redding

841

31,000

Mr. Rogers

841

34,000

Mr. Sledd

380

2,500

Mr. Ukrop

841

40,000

Ms. Whittemore

841

40,000

(5) Mr. Sledd was appointed to the Board of Directors effective November 1, 2007 and received a pro rata portion of retainer fees and equity awards based on the portion of the year he would serve until the 2008 annual meeting.

DIRECTOR NOMINATING PROCESS

Director Candidate Recommendations and Nominations by
Shareholders.    The Governance & Nominating Committee charter provides that the Governance & Nominating Committee will consider director candidate recommendations by shareholders. Shareholders should submit any such recommendations to the Governance & Nominating Committee through the method described under “Communications with the Board of Directors” below. In addition, the Company’s Bylaws provide that any shareholder of record entitled to vote for the election of directors at the applicable meeting of shareholders may nominate directors by complying with the notice procedures set forth in the Bylaws and summarized in “Shareholder Proposals” on page 47 of this proxy statement.

Process for Identifying and Evaluating Director Candidates.    The
Governance & Nominating Committee evaluates all director candidates in accordance with the director qualification standards and the criteria described in the Corporate Governance Guidelines. The Governance & Nominating Committee
evaluates any candidate’s qualifications to serve as a member of the Board based on the skills and characteristics of individual Board members as well as the composition of the Board as a whole. In addition, the Governance & Nominating
Committee will evaluate a candidate’s independence and diversity, age, skills and experience in the context of the Board’s needs. The Company’s Bylaws provide that no director nominee can stand for election if, at the time of appointment or election, the nominee is over the age of 72. There are no differences in the manner in which the Governance & Nominating Committee evaluates director candidates based on whether the candidate is recommended by a shareholder.
The Governance & Nominating Committee did not receive any recommendations from any shareholders for the 2008 annual meeting.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has approved a process for shareholders and other interested parties to send communications to the Board. Shareholders and other interested parties can send written communications to the Board, any committee of the Board, non-management directors as a group, the lead director or any other individual director at the following address: P.O. Box 26383, Richmond, Virginia 23260. All communications will be relayed directly to the applicable director(s), except for communications screened for security purposes.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. One class is elected at each annual meeting to serve for a specified term. As more fully described under “Proposal 2: Approval of Amendments to the Company’s Articles of Incorporation to Declassify the Board of Directors,” the Board of Directors
has adopted, subject to shareholder approval, amendments to the Company’s Articles of Incorporation to eliminate the classified Board of Directors. If proposal 2 is approved by the shareholders, the six directors elected at the annual meeting will serve for a two-year term expiring at the Company’s annual meeting in 2010. If proposal 2 is not approved by the shareholders, each director elected at the annual meeting will serve for a three-year term expiring at the Company’s annual meeting in 2011. Each nominee has agreed to serve if elected. If any nominee is not able to serve, the Board may designate a substitute or reduce the number of directors serving on the Board. Proxies will be voted for the nominees shown below
(or if not able to serve, such substitutes as may be designated by the Board). The Board has no reason to believe that any of the nominees will be unable to serve.

Information on each nominee and each continuing director is set forth below.

NOMINEES FOR ELECTION

For Two-Year Term Expiring in 2010, if proposal 2 is approved by shareholders; For Three-Year Term
Expiring in 2011, if proposal 2 is not approved by shareholders:

G. Gilmer Minor, III, 67, is Chairman of the Board of Owens & Minor. Mr. Minor, who joined the Company in 1963, has served as Chairman of the Board since 1994 and served as Chief Executive Officer from 1984 until July 2005. Mr. Minor retired from the Company effective November 1, 2005. He also serves on the board of directors of SunTrust Banks, Inc. Mr. Minor has been a director of the Company since 1980.

J. Alfred Broaddus, Jr., 68, is retired. He previously served as President of the Federal Reserve Bank of Richmond from 1993 until his retirement in 2004. During his tenure as President,
Mr. Broaddus also served as a rotating member of the Federal Open Market Committee of the Federal Reserve System. He also serves on the boards of directors of Albemarle Corporation, Markel Corporation and T. Rowe Price Group, Inc. Mr. Broaddus
has been a director of the Company since 2004.

Eddie N. Moore, Jr., 60, is President of Virginia State University. Prior to assuming this position in 1993, Mr. Moore served as state treasurer for the Commonwealth of Virginia, heading up the Department of the Treasury and serving on fifteen state boards and authorities. He also serves on the board of directors of Universal Corporation. Mr. Moore has been a director of the Company since 2005.

Peter S. Redding, 69, is retired. He previously served as President & Chief Executive Officer of Standard Register Company, a leading document services provider, from 1994 until his retirement in 2000. He also serves on the board of directors of Nietech Corporation. Mr. Redding has been a director of the Company since 1999.

Robert C. Sledd, 55, has served as Chairman of Performance Food Group Co. (“PFG”), a foodservice distribution company, since 1995. He served as Chief Executive Officer of PFG from 1987 to 2001 and from 2004 to 2006. In addition to serving on the board of directors of PFG, he serves on the board of SCP Pool Corporation. Mr. Sledd was appointed as a director of the Company effective November 1, 2007.

Craig R. Smith, 56, has served as President & Chief Executive Officer of Owens & Minor since 2005. Mr. Smith, who joined the Company in 1989, previously served as
President and Chief Operating Officer of the Company from 1999 until 2005 and as Chief Operating Officer of the Company from 1995 to 1999. He also serves on the SunTrust Central Virginia Richmond Advisory Board. Mr. Smith has been a director of the Company since 2005.

The Board of Directors recommends a vote FOR the election of each nominee as director.

DIRECTORS CONTINUING IN OFFICE

Terms expiring in 2010:

A. Marshall Acuff, Jr., 68, is President of AMA Investment Counsel, LLC, a business consulting firm, and is a Chartered Financial Analyst. He also serves as a Managing Director of Cary
Street Partners, a financial management and investment banking firm. He retired in 2001 as Senior Vice President and Managing Director of Salomon Smith Barney, Inc. where he was responsible for equity strategy as a member of the firm’s
Investment Policy Committee. Mr. Acuff has been a director of the Company since 2001.

Anne Marie Whittemore, 61, has been a partner in the law firm of McGuireWoods LLP since 1977. She also serves on the boards of directors of T. Rowe Price Group, Inc. and Albemarle
Corporation. Ms. Whittemore has been a director of the Company since 1991.

Terms expiring in 2009:

John T. Crotty, 70, is Managing Partner of CroBern Management Partnership, a healthcare investment firm, and President of CroBern, Inc., a healthcare consulting and advisory firm. Prior to co-founding these businesses, Mr. Crotty held several senior management positions during 19 years with American Hospital Supply Corporation, a hospital supply distribution company. He also serves on the boards of directors of three private companies in the healthcare industry and one public company, Omnicare, Inc. Mr. Crotty has been a director of the Company since 1999.

Richard E. Fogg, 67, retired in 1997 from the accounting firm of Price Waterhouse, LLP (now PricewaterhouseCoopers LLP) where he was a partner for 23 years and served in a variety of leadership positions, including Associate Vice Chairman, Tax. Mr. Fogg is a Certified Public Accountant. Since his retirement in 1997, Mr. Fogg has provided strategic consulting services to several non-public companies. Mr. Fogg has been a director of the Company since 2003.

James E. Rogers, 62, has served as President of SCI Investors Inc, a private equity investment firm, since 1993. He also serves on the boards of directors of Wellman, Inc., Caraustar
Industries, Inc. and NewMarket Corporation. Mr. Rogers has been a director of the Company since 1991.

James E. Ukrop, 70, has served as Chairman of Ukrop’s Super Markets, Inc., a retail grocery chain, and Chairman of First Market Bank, a Virginia bank, since 1998. He also serves on the board of directors of Legg Mason, Inc. Mr. Ukrop has been a director of the Company since 1987.

PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The Company’s Articles of Incorporation provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. In January 2008, the Board of Directors adopted, subject to shareholder approval, amendments to the Articles of Incorporation to eliminate the classified Board of Directors. The proposal would allow for the annual election of directors commencing with the 2010 annual meeting. The proposed amendment also provides that the number of directors shall be fixed in the Company’s Bylaws and shall consist of no fewer than three and no greater than 15 directors. The Company’s Bylaws set the current number of directors at 12. The Board of Directors will retain the authority to change that number by amendment of the Bylaws and to fill any vacancies or, within limits, newly created directorships.

Background of Proposal

Classified or staggered boards have been widely adopted and have a long history in corporate law.
Proponents of classified boards assert they promote the independence of directors because directors elected for multi-year terms are less subject to management or outside influence. Proponents of a classified structure for the election of directors also believe it provides continuity and stability in the management of the business and affairs of a company because a majority of directors always has prior experience as directors of the company. Proponents further assert that classified boards enhance shareholder value by forcing an entity seeking control of a target company to initiate arms-length discussions with the board of a target company because the entity is unable to replace the entire board in a single election.

Alternatively, some investors view classified boards as having the effect of reducing the accountability of directors to shareholders because classified boards limit the ability of shareholders to evaluate and elect all directors on an annual basis. The view has also been expressed by some that the election of directors is a primary means for shareholders to influence corporate governance policies and to hold directors accountable for implementing those policies. In addition, opponents of classified boards assert that a classified structure for the election of directors discourages proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees and, therefore, erodes shareholder value.

After a review by the Governance & Nominating
Committee and the Board of Directors, the Board of Directors, based upon the recommendation of the Governance & Nominating Committee, decided that now is an appropriate time to propose eliminating the Company’s classified Board structure and to submit to the shareholders at the 2008 annual meeting a binding proposal to make the necessary amendments to the Company’s Articles of Incorporation. This determination by the Board would, if adopted, allow shareholders the opportunity to register their views on the performance of the entire Board of Directors annually. Accordingly, the Board has determined that eliminating the classified Board structure is in the best interests of the Company and its shareholders.

The elimination of the Company’s classified board structure will require amendments to the Articles of Incorporation. If this proposal is approved by the shareholders, current director nominees’ terms would expire at the 2010 annual meeting of shareholders, but continuing directors’ terms would not be shortened. Successors of those directors whose terms expire at the 2009 annual meeting would be elected for a one-year term to expire in 2010. Beginning with the 2010 annual meeting, all directors would be elected for one-year terms at each annual meeting.

The amendments to the Articles of Incorporation to implement this proposal are set forth in Appendix B, and the Company has shown the changes to the relevant sections resulting from the proposed amendments with deletions indicated by strike-outs and additions indicated by both italicizing and underlining. If the proposal is approved by shareholders, the Company intends to file Articles of
Amendment and Restatement with the State Corporation Commission of the Commonwealth of Virginia (the “SCC”) containing these amendments promptly following shareholder approval. The amendments will become effective upon the issuance by the SCC of a certificate of amendment and restatement. The Board also intends to amend the Company’s Bylaws to make the Bylaws consistent with the proposed amendments to eliminate the classified Board.

Required
Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of more than two-thirds of the shares of the Common Stock outstanding as of the Record Date. Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote FOR approval of the amendments to the Articles of Incorporation to declassify the Board of Directors.

PROPOSAL 3: APPROVAL OF AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION TO ELIMINATE PROVISIONS AUTHORIZING THE SERIES B CUMULATIVE PREFERRED STOCK

Article III of the Company’s Articles of Incorporation authorizes the issuance of up to 1,150,000 shares of Series B Cumulative Preferred Stock, par value $100.00. There are no longer any shares of Series B Cumulative Preferred Stock outstanding. The Company does not intend to issue any of the preferred stock as shares of Series B Cumulative Preferred Stock and believes the continuing authorization of the Series B Cumulative Preferred Stock is unnecessary and confusing to investors and the capital markets.

In January
2008, the Board of Directors adopted, subject to shareholder approval, amendments to the Articles of Incorporation to eliminate provisions authorizing the Series B Cumulative Preferred Stock. The amendments to the Articles of Incorporation to implement this proposal are set forth in Appendix C, and the Company has shown the changes to the relevant sections resulting from the proposed amendments with deletions indicated by strike-outs and additions indicated by both italicizing and underlining. If this proposal is approved by the shareholders, the Company intends to file Articles of Amendment and Restatement with the SCC containing these amendments promptly following shareholder approval. The amendments will become effective upon the issuance by the SCC of a certificate of amendment and restatement.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares of the Common Stock outstanding as of the Record Date. Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote FOR approval
of the amendments to the Articles of Incorporation to eliminate provisions authorizing the Series B Cumulative Preferred Stock.

PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected
KPMG LLP to serve as the Company’s independent registered public accounting firm for 2008, subject to ratification by the shareholders. Representatives of KPMG LLP will be present at the annual meeting to answer questions and to make a statement, if they desire to do so.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP to serve as the
Company’s independent registered public accounting firm for 2008.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For each of the years ended December 31, 2006
and 2007, KPMG LLP billed the Company the fees set forth below in connection with professional services rendered by that firm to the Company:

Year 2006

Year 2007

Audit Fees

$
1,093,170

$
1,210,904

Audit-Related Fees

$
25,600

$
29,775

Tax Fees

$
0

$
0

All Other Fees

$
0

$
0

Total

$
1,118,770

$
1,240,679

Audit Fees.    These are fees for professional services
performed for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings as well as services performed in connection with Sarbanes-Oxley compliance and any services normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related
Fees.    These are fees primarily for the annual audits of the Company’s employee benefit plan financial statements and consultations by management related to financial accounting and reporting matters.

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee has the responsibility to engage and terminate the engagement of the Company’s independent registered public accounting firm, to pre-approve their performance of audit services and permitted non-audit services and to review with the Company’s independent registered public accounting firm its fees and plans for all auditing services. All services provided by and fees paid to KPMG LLP in 2007 were pre-approved by the Audit Committee, and there were no instances of waiver of approval requirements or guidelines during this period. The Audit Committee’s pre-approval policies and procedures for services by independent registered public accounting firms are set forth in Appendix D.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of five directors, each of whom is independent within the meaning of the listing standards of the NYSE and two of whom have been determined by the Board of Directors to be audit committee financial experts. The Audit Committee operates under a written charter adopted by the Board of Directors, which the Audit Committee reviews at least annually and revises as necessary to ensure compliance with current regulatory requirements and industry changes.

As its charter reflects, the Audit Committee has a broad array of duties and responsibilities. With respect to financial reporting and the financial reporting process, management, the Company’s independent registered public accounting firm and the Audit Committee have the following respective responsibilities:

Management is responsible for:

•

Establishing and maintaining the Company’s internal control over financial reporting;

•

Assessing the effectiveness of the Company’s internal control over financial reporting as of the end of each year; and

•

Preparation, presentation and integrity of the Company’s consolidated financial statements.

The Company’s independent registered public accounting firm is responsible for:

•

  Performing an independent audit of the Company’s consolidated financial statements and the Company’s internal control over financial reporting;

•

  Expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles; and

•

Expressing an opinion as to the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee is responsible for:

•

Selecting the Company’s independent registered public accounting firm, subject to shareholder ratification;

•

Overseeing and reviewing the financial statements and the accounting and financial reporting processes of the Company; and

•

Overseeing and reviewing management’s evaluation of the effectiveness of internal control over financial reporting.

In this context, the Audit Committee has met and held discussions with management and KPMG LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2007 were prepared in accordance with U.S. generally accepted accounting principles. The
Audit Committee has reviewed and discussed these consolidated financial statements with management and KPMG LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 114 (Auditors’ Communication with Those Charged with Governance). The Audit Committee has also received the written disclosures and the letter from KPMG LLP relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP the firm’s independence from the Company.

In addition, the Audit Committee has discussed with management its assessment of the effectiveness of internal control over financial reporting and has discussed with KPMG LLP its opinion as to the effectiveness of the Company’s internal control over financial reporting.

Based upon its discussions with management and KPMG LLP and its review of the representations of management and the report of KPMG LLP to the Audit
Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

THE AUDIT COMMITTEE

Richard E. Fogg, Chairman

John T. Crotty

Eddie N. Moore, Jr.

Peter S. Redding

James E. Ukrop

STOCK OWNERSHIP INFORMATION

Compliance With Section 16(a) Reporting

Based solely on the Company’s records and information
provided by the Company’s directors, executive officers and beneficial owners of more than 10% of the Common Stock, the Company believes that during 2007 all reports required to be filed by the Company’s directors and executive officers under Section 16(a) of the Exchange Act were filed on a timely basis, except that, due to administrative errors, a Form 4 was filed late for Mr. Bierman (reporting a grant of 5,000 shares of restricted stock and an option to purchase
10,000 shares of common stock), and a Form 4 was filed late for Mr. Mears (reporting an award of 857 shares of restricted stock).

Stock Ownership Guidelines

Under the Company’s Management Equity Ownership Program (“MEOP”)
adopted in 1997, officers are expected, over a five-year period, to achieve the following levels of ownership of Common Stock:

Officer

Value of Common Stock

Chief Executive Officer

4.0 x Base Salary

President

3.0 x Base Salary

Executive Vice Presidents

2.0 x Base Salary

Senior Vice Presidents

1.5 x Base Salary

Vice Presidents, Regional Vice Presidents

1.0 x Base Salary

Each officer who has served as an officer of the Company for at least five years has achieved his or her ownership objective.

In addition, the Board of Directors’ stock ownership guidelines provide that directors shall attain, within five years after their service on the Board begins, a level of equity ownership of Common Stock having a value of at least five times the annual cash retainer fee or $150,000, whichever is higher. Each director who has served on the Board for at least five years has achieved this ownership objective.

Stock Ownership by Management and the Board of Directors

The following table shows, as of March 4, 2008,
the number of shares of Common Stock beneficially owned by each director and nominee, the Named Executive Officers (hereafter defined in the Summary Compensation Table) and all current executive officers and directors of the Company as a group.

Name of Beneficial Owner

Sole Voting and Investment Power (1)

Other (2)

Aggregate Percentage Owned

  G. Gilmer Minor, III

352,398

28,796

*

  A. Marshall Acuff,
Jr.

38,096

0

*

  J. Alfred Broaddus,
Jr.

24,742

0

*

  John T.
Crotty

51,233

0

*

  Richard E.
Fogg

36,808

0

*

  Eddie N. Moore, Jr.

18,227

0

*

  Peter S.
Redding

48,458

0

*

  James E.
Rogers

58,326

0

*

  Robert C.
Sledd

2,880

0

*

  James E.
Ukrop

71,948

0

*

  Anne Marie Whittemore

68,925

0

*

  Craig R.
Smith

501,962

0

1.23
%

  James L.
Bierman

5,535

0

*

  Charles C.
Colpo

85,330

0

*

  Mark Van
Sumeren

38,966

0

*

  Grace R. den Hartog

57,216

1,450

*

  All Executive
Officers and Directors as a group (23 persons)

1,673,152

43,315

4.19
%

* Represents less than 1% of the total number of shares outstanding.

(1) Includes 891,477 shares which certain officers and directors of the Company have the right to acquire through the exercise of stock options within 60 days following March 4, 2008. Stock options exercisable within 60 days of March 4, 2008 for each of the Named Executive Officers are as follows:

Mr. Smith 345,000; Mr. Bierman 0; Mr. Colpo 53,100; Mr. Van Sumeren 18,065; and Ms. den Hartog 42,050.

(2) Includes: (a) shares held by certain relatives or in estates; (b) shares held in various fiduciary capacities; and (c) shares for which the shareholder has shared power to dispose or to direct disposition. These shares may be deemed to be beneficially owned under the rules and regulations of the SEC, but the inclusion of such shares in the table does not constitute an admission of beneficial ownership.

Stock Ownership by Certain Shareholders

The following table shows, as of March 4, 2008, any person
(including any “group” as that term in used in Section 13(d)(3) of the Exchange Act) who, to the Company’s knowledge, was the beneficial owner of more than 5% of the Common Stock (based solely on information contained in Schedule
13G filings made by each such person).

Name and Address of Beneficial Owner

Shares Beneficially Owned

Percentage Owned

  Barclays Global Investors, NA,   45 Fremont Street, San Francisco, CA
94105

2,097,051
(1)(2)

5.12
%

  T. Rowe Price Associates, Inc.   100 E. Pratt Street, Baltimore, MD
21202

2,372,100
(1)

5.80
%

  Vanguard Specialized Funds—Vanguard Health Care Fund   100 Vanguard Blvd.,
Malvern, PA 19355

2,100,000
(3)

5.13
%

  Wellington Management Company, LLP   75 State Street, Boston, MA
02109

2,545,800
(1)(3)

6.22
%

(1) According to such person’s Schedule 13G, such shares are owned in its capacity as an investment advisor.

(2) Reflects beneficial ownership by Barclays Global Investors, NA and its affiliated entities.

(3) The 2,100,000 shares beneficially owned by Vanguard Specialized Funds—Vanguard Health Care Fund are also included in the 2,545,800 shares beneficially owned by Wellington Management Company, LLP in its capacity as an investment advisor.

Equity Compensation Plan Information

The following table shows, as of December 31, 2007, information with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category

  (a)
   Number of securities to be issued upon exercise of outstanding options, warrants and rights

  (b)   Weighted-average exercise price of outstanding options, warrants and rights

  (c)   Number of securities remaining available for future   issuance under equity   compensation
plans (excluding securities reflected in column (a))

  Equity compensation
plans approved by shareholders (1)

1,660,000

$
27.14

2,070,000

  Equity compensation
plans not approved by shareholders (2)

0

0

0

Total

1,660,000

$
27.14

2,070,000

(1) These equity compensation plans are the 1998 Stock Option and Incentive Plan, 1998
Directors’ Compensation Plan, 2003 Directors’ Compensation Plan and 2005 Stock Incentive Plan.

(2) The Company does not have any
equity compensation plans that have not been approved by shareholders.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives of the Company’s Compensation Program

The Company’s philosophy on executive compensation is to establish and maintain programs and practices intended to accomplish the following objectives:

•

Promote achievement of the Company’s strategic objectives, both short-term and long-term;

•

  Provide rewards that reflect the Company’s financial, operational and strategic performance as well as the executive’s individual performance;

•

Provide a total market competitive compensation package that will allow the Company to attract and maintain executive-level talent while also aligning executives’ financial interests with those of shareholders; and

•

  Provide a total executive compensation package that balances incentives for short-term and long-term performance and cost against expected benefit.

Administration and Procedure

The Company’s executive compensation levels and programs are established, approved and administered by the Compensation & Benefits Committee of the Board of Directors (the “Committee”), which is currently composed of four independent directors who are not current or former employees of the Company. The Committee also evaluates the performance of the Chief Executive Officer on an annual basis jointly with the Governance & Nominating Committee and reviews with the Chief Executive Officer his annual evaluations of the other Named Executive Officers.

Participation of Executive
Officers.    The executive officers do not play a role in evaluating or determining executive compensation programs or levels except as described under the caption “Annual Incentives” below and except that the Chief
Executive Officer provides performance evaluations of the other executive officers and recommendations as to compensation levels, including base salaries and long-term incentive awards.

Independent Advisor.    The Committee has the authority under its charter to retain outside consultants or advisors to assist it in gathering information and making decisions. Management may not engage any independent advisor retained by the Committee to perform services without the prior approval of the Committee. The Committee also obtains information, guidance and assistance from the Company’s Human Resources Department in evaluating and making decisions on executive compensation.

For 2007, the
Committee engaged Frederic W. Cook & Co., Inc. (the “Cook firm”) as its independent advisor to (1) analyze competitive levels of each element of compensation and total compensation for each of the Named Executive Officers,
(2) provide information regarding executive compensation trends, (3) conduct interviews with selected Company executives regarding their views on the elements of the Company’s executive compensation program and (4) advise the
Committee regarding modifications to the Company’s executive compensation program to assist it in meeting the executive compensation objectives listed above. The Cook firm prepared reports and analyses that detailed peer group comparisons and summarized executive interview findings, reviewed trends in executive compensation, assisted in the development of tally sheets and made recommendations for an equity incentive award program that were considered by the Committee in establishing compensation of the Named Executive Officers for 2007. The Cook firm also reviewed materials developed for Committee meetings and provided comments to the Chairperson of the Committee, participated in preparatory meetings prior to Committee meetings and attended Committee meetings as requested by the Chairperson of the Committee.

Factors Used to Determine Executive Compensation.    In 2007, the Committee
considered a variety of factors in making decisions regarding compensation for the Named Executive Officers. The main factors were as follows:

Performance.    The Company’s policy is to provide its executive officers with compensation opportunities that are based upon their individual performance, the performance of the Company and their contribution to Company performance. The Committee considered these performance factors when approving adjustments to the compensation of the executives.

Mix of Short-Term and Long-Term Compensation.    Because the successful operation of the Company’s business requires a long-term approach, one element of the Company’s executive compensation program is long-term compensation. Although the Company has no specific policies on the percentage of total compensation that should be “short-term versus long-term,” the Committee considered this relationship in determining the overall balance and reasonability of the executives’ total direct compensation packages.

Impact and Mix of Cash vs. Non-Cash
Compensation.    The Company considers both the cost and the motivational value of the various components of compensation. Base salaries are paid in cash while the 2007 annual and long-term incentive plans are a mix of cash and equity (restricted stock in the annual incentive plan and performance-accelerated restricted stock and stock options in the long-term incentive plan). Although the Company has no specific policies on the percentage of total compensation that should be “cash versus equity,” the Committee considered this relationship in determining the overall balance and reasonability of the executives’ total direct compensation packages.

Peer Group Comparisons.    The Committee periodically evaluates compensation levels and programs through comparisons to available information for certain peer companies selected by the Committee (“Peer Companies”) based on recommendations from and analyses prepared by the Cook firm. Although it is the Company’s policy that target total direct compensation (base salaries, annual incentive opportunities and equity awards) should generally be competitive at the median (on a size-adjusted basis relative to the Peer Companies) for similarly experienced executives performing similar duties, the Committee does not rely on peer group comparisons to set executive compensation. Instead, the Committee uses peer group comparisons to assess the reasonableness of its executive compensation decisions.

Following approval of the target total direct compensation package by the Committee in 2007, the Cook firm, at the request of the Committee, prepared a comparison of the Company’s total direct compensation package and each element of 2007 total direct compensation to reported information for the Peer Companies. The Company revised the companies comprising the Peer Companies in 2007 versus the peer companies in 2006 to eliminate companies that have a substantially different business model and to refine the focus on companies that are closer in size to the Company in terms of revenue, net income, total assets and market capitalization. For
2007, these Peer Companies consisted of the following companies in the healthcare industry and other distribution companies with which the Company believes it competes for executive talent.

Peer Companies

C.H. Robinson Worldwide, Inc.

Performance Food Group Company

EGL, Inc.

PSS World Medical, Inc.

Henry Schein, Inc.

Ryder System, Inc

JB Hunt Transport Services, Inc.

Thermo Fisher Scientific Inc.

Nash Finch Company

United Natural Foods, Inc.

Patterson Companies, Inc.

YRC Worldwide Inc.

The Committee continues to re-evaluate the Peer Companies in an effort to include those companies most similar in size, services provided and business model. In 2007, the Committee considered how the Company compared to the Peer Companies based on relative size and performance and concluded that it was appropriate to target the Company’s total direct compensation at the median of the Peer Companies. This is a change from 2006 when larger companies were included in the peer group and total direct compensation was targeted within a competitive range between the 25th and 50th percentiles.

In addition to total direct compensation analyses, the Committee also considered the competitiveness of aggregate share usage, dilution and program costs in the context of the performance of the Company relative to the performance of the Peer Companies. These analyses provided support for the Company’s policy of targeting total direct compensation at the median for similarly experienced executives performing similar duties.

Based on the peer group comparison, the Company determined that, while annual incentive opportunities and equity awards appeared to be below median, 2007 target total direct compensation for each of the Named Executive Officers was reasonable when benefits under the Company’s Supplemental Executive Retirement Plan
(“SERP”) were taken into account. Accordingly, the Committee’s review of the Peer Company comparison did not result in a change to any element of 2007 total direct compensation for any of the Named Executive Officers.

Retention.    The Company believes that the investment it makes in its executives is a key factor in the achievement of the
Company’s short-term and long-term strategic objectives. Accordingly, the Company strives to provide a total direct compensation package to its executives that will allow it to attract and retain key executive talent. The Committee monitors the competitiveness of the Company’s total direct compensation package for executives by analyzing the data for the Peer Companies mentioned above, consulting with the Cook firm on current trends in executive compensation and reviewing management feedback, including the executive interviews described below.

Executive Interviews.     At the request of the
Committee, during September 2007, the Cook firm interviewed 11 Company executives regarding the Company’s total direct compensation program for executives. The Committee considered the feedback from the interviews in evaluating the components of the Company’s executive compensation program. For instance, although the use of defined-benefit plans in executive compensation programs is declining, the Committee elected to retain the SERP in part because the feedback indicated that the
SERP is an attractive feature of the Company’s compensation program that enhances its competitiveness in the market for executive talent.

Tally Sheets.    The Committee also reviews total compensation levels for executive officers at least annually through the use of tally sheets that list and quantify (or value) each element of direct and indirect compensation provided to each individual executive and that demonstrate the portion of the executive’s total compensation that each element of compensation represents. This annual review of tally sheets also includes information on the value of each executive’s unexercised stock options and outstanding restricted stock awards as well as an evaluation of actual total compensation that would be paid to each executive officer upon the occurrence of certain events, particularly an officer’s retirement or a change in control of the Company. While considered by the Committee, the information from the tally sheets regarding unexercised stock options, outstanding restricted stock awards and total compensation paid upon the occurrence of certain events generally did not affect the Committee’s 2007 compensation decisions for the Named Executive Officers. This reflects the Company’s view that an executive’s compensation level should reflect the executive’s performance, the Company’s performance and the executive’s contribution to the Company’s performance. The Company further believes that reducing an executive’s annual direct compensation based on the value of accumulated or potentially realizable compensation would weaken the competitiveness of the Company’s compensation program and make it more difficult to attract and retain key executive talent. The Committee’s annual review of tally sheets did, however, lead to a review of the SERP and a determination that the existence of this plan should be taken into account in evaluating the competitiveness of annual and long-term incentive opportunities.

Total Program Cost.    The Company considers the cost (including aggregate share usage and dilution) of the various components of the Company’s compensation program in evaluating the overall balance and reasonability of the executives’ total direct compensation packages.

Changes in Named Executive Officers

On May 29, 2007, the Company announced the resignation, effective June 1, 2007, of its Senior Vice President & Chief Financial Officer, Jeffry Kaczka. Mr. Kaczka remained employed by the
Company for two months, during which time he was available to provide requested transitional services. In connection with his resignation, Mr. Kaczka was eligible to receive the benefits provided by the Company’s severance policy, which is described below.

On the same day, the Company also announced the appointment of James L. Bierman as the Company’s Chief Financial
Officer effective June 13, 2007. As compensation for his services, Mr. Bierman received the following: (1) $450,000 annualized salary; (2) a $50,000 signing bonus; (3) eligibility to participate in the Company’s annual incentive plan (as further described below); (4) an initial award of restricted stock and stock options (as further described below); (5) eligibility to participate in the Company’s long-term incentive program, including the 2005
Stock Incentive Plan and the Management Equity Ownership Program (each as further described below); and (6) eligibility to participate in the Company’s executive benefit programs, including but not limited to the SERP (as further described below). Mr. Bierman’s compensation was based on the Company’s review of the market for key executive talent, consultation with the Cook firm and negotiations with Mr. Bierman.

Elements of Compensation

In an effort to achieve the
objectives identified above, the Company’s executive compensation framework in 2007 consisted of the following elements as further described below:

•

Base Salary;

•

Annual Incentives (cash and restricted stock);

•

Special Discretionary Bonus;

•

Long-Term Incentives (stock options and restricted stock);

•

Deferred Compensation Plan;

•

Retirement/Post-Termination Compensation; and

•

Other Benefits.

The Company has
encountered and will continue to encounter short-term and long-term opportunities and challenges, including competition from other companies in the industry in which it competes (and in the geographic area where its executive officers are located).
These issues require the Company’s executives to regularly make decisions that reflect patience, discipline and a long-term view. The Company believes that the elements of its executive compensation framework support its short-term and long-term goals by providing the Company’s executive officers an appropriate mix of compensation elements that include (1) secure short-term compensation, (2) target-based annual and long-term compensation and (3) security for the future needs of the executives and their families.

Base Salary

The Company believes base salary is the foundation of the Company’s executive compensation framework because it provides basic economic security at a level that allows the Company to recruit and retain key executive talent. All executive officers of the Company are employed on an “at will” basis, and there are no employment agreements. The Company reviews base salaries each April.

In making base salary decisions for 2007, the Committee considered (1) individual attributes of each Named Executive Officer (such as responsibilities, skills, leadership and experience), (2) individual and overall

Company performance levels and (3) the Named Executive Officer’s expected future contribution to the Company. The Committee also considered that the targeted average percentage salary increase for all Company teammates was 4.1% in 2007. The relative weight given to each of these factors varied by position and individual and was within the sole discretion of the Committee.

In particular, the Committee noted that, under the leadership of the Named Executive Officers, the Company had recorded strong overall performance and accomplished several significant projects in 2006, including the successful acquisition of the acute-care business of McKesson Medical-Surgical Inc. (the “McKesson Acquisition”), the renewal of agreements with two of the Company’s group purchasing organization partners and strong organic revenue growth. The following table sets forth the 2007 base salaries approved by the Committee for the Named Executive Officers and the percentage increase over actual 2006 base salaries:

Name

2007 Base Salary Amount (effective 4/27/07)

2007 Base Salary Increase Percentage

Craig R. Smith

$
761,250

5.00
%

James L. Bierman (a)

450,000

—

Charles C. Colpo

365,000

15.25
%

Mark Van Sumeren

431,797

3.00
%

Grace R. den Hartog

341,240

5.00
%

  Jeffrey Kaczka
(b)

376,012

0.00
%

(a) Mr. Bierman’s employment commenced effective June 13, 2007.

(b) Mr. Kaczka’s employment terminated effective August 1, 2007.

With respect to Mr. Colpo, his percentage increase over 2006 base salary was greater than that of the other Named Executive Officers because he undertook additional and expanded responsibilities for 2007, including primary responsibility for the conversion and integration of the McKesson Acquisition and responsibility for the Company’s field sales network.

Although the review of base salary information for the Peer Companies indicated that 2007 base salaries for the Named Executive Officers were above the median for the Peer Companies, the Committee determined that it was in the Company’s best interests to leave 2007 base salaries above this median because, as described below, the other elements of the Company’s total direct compensation program for the Named Executive Officers (annual incentive compensation and equity awards) are below the median. The Company has historically been conservative when compared to the Peer Companies in granting equity awards under its long-term incentive program. The Company’s above-median base salaries allow its total direct compensation program to be competitive in the marketplace for key executive talent while remaining conservative with grants of equity awards.

Annual Incentives

The Company provides annual incentive opportunities to executive officers to motivate their performance in achieving the Company’s current year business goals. Each year, the Company establishes a business plan for the forthcoming year that includes financial, strategic and other goals for the Company and which is approved by the Board of Directors. Annual incentive goals for the executive officers are set based on the approved business plan under the Company’s annual incentive plan (the “Annual Incentive Plan”). These goals are weighted to reflect their relative importance and contribution to overall Company performance.

Under the Company’s 2007 Annual Incentive Plan, 80% of the annual incentive was paid in cash and 20% in shares of restricted Common Stock. This restricted stock payment feature was designed to add a longer-term incentive component to the shorter-term goals of this annual plan that, together with the equity awards provided under the Company’s long-term incentive program described below, would further align the interests of executives with shareholders by increasing executive stock ownership and promoting a focus on long-term growth and stock price appreciation. The shares of restricted stock cliff vest after three years, provided the officer remains employed by the Company, thereby furthering executive retention as well as a focus on longer-term performance.

For the 2007 Annual Incentive Plan, the Company set compensation targets of 75% of base salary for the Chief Executive Officer and 50% of base salary for each of the other Named Executive Officers (“Target Payout
Amount”), subject to the achievement of the Company’s target performance goals. The Chief Executive Officer’s Target Payout Amount of 75% of base salary versus 50% for other Named Executive Officers reflected the broader scope of his responsibilities and authority and his greater ability to impact the Company’s performance. The Committee’s review indicated that the 2007 Target Payout Amount was below the median for the Peer Companies for all Named Executive Officers;
however, the 2007 Target Payout Amount, in combination with slightly higher than median base salaries and SERP plan benefits, provided a competitive target annual compensation opportunity for each of the Named Executive Officers.

The Target Payout Amount was based on achievement of financial and other performance metrics (“Performance Metrics”) established in the
Company’s annual business plan as follows:

Performance Metric

Weight

Company net income

50
%

Company revenues

20
%

  Corporate office selling, general and administrative expense (“SG&A”) as a percentage of revenues

15
%

  Company operating
earnings to corporate office personnel costs (“Operating Earnings Ratio”)

15
%

The Committee selected and the Board of Directors approved the Performance Metrics, the weights assigned to them and the target achievement levels in January 2007 based on discussions with and recommendations by the Company’s senior management and the approved business plan for 2007. The specific Performance Metrics were selected because net income and revenue growth, together with controlling expenses, were determined to be critical performance areas for the Company in 2007.

The Performance Metrics were structured as a range in which different levels of achievement resulted in decreased or increased incentive payouts relative to the Target Payout Amount; provided that the maximum payout could be no greater than two times the Target Payout Amount, a minimum threshold equal to 50% of the Target Payout Amount had to be achieved for a partial payout, and no incentive at all would be payable if the Company’s net income for 2007 did not exceed net income for 2006. The table below sets forth the actual target levels for the Performance Metrics.

2007 Performance Achievement Levels*

Actual Payout Amount vs. Target*

Company Revenues (millions)

  Company Net Income
(millions)

Corporate Office SG&A (as % of Target Sales)

Operating Earnings Ratio

  200%
(Maximum)

$
6,772

$
82.33

1.75
%

2.93

100% (Target)

6,590

78.05

1.95

2.79

  50%
(Threshold)

6,424

76.09

2.00

2.69

*No incentive bonus for achievement of any target would be paid if 2007 Company net income was less than 2006 Company net income. For achievement levels above the threshold amount but below target, or above target but below the maximum threshold, payout amounts would be calculated based on a straight line interpolation of the achievement level above threshold or target.

For 2007, the Company achieved the following results relative to each Performance Metric and target achievement level:

•

Revenues of $6,801 million, representing 200% of target ($6,590 million).

•

Net income of $72.7 million, representing less than 50% of target ($78.05 million) but exceeding 2006 net income of $48.8 million.

•

Corporate office SG&A as a percentage of revenue of 1.88%, representing 135% of target (1.95%).

•

Operating Earnings Ratio of 2.79, representing 100% of target (2.79).

Based on these financial and operational results, the Company did not achieve the net income Performance Metric at or above the 50% level; however, the
Company achieved the revenues Performance Metric at the 200% level, the corporate office SG&A Performance Metric at the 135% level and the Earnings to Personnel Ratio Performance Metric at the 100% level, resulting in a weighted-average annual incentive payout of 75% of Target Payout Amount. Pursuant to the Annual Incentive Plan and based on the aforementioned results, the Named Executive Officers received the following awards:

Name

2007 Annual Incentive Plan Actual Payout Amounts

Cash

Restricted Stock ($ Value) (a)

Total

Mr. Smith

$
343,704

$
85,926

$
429,630

Mr. Bierman (b)

79,012

19,753

98,765

Mr. Colpo

109,865

27,466

137,331

Mr. Van Sumeren

129,970

32,493

162,463

Ms. den Hartog

102,713

25,678

128,391

  Mr. Kazcka
(c)

66,021

0

66,021

(a) The amounts shown are the grant date fair value of the equity award computed in accordance with
SFAS 123(R).

(b) Mr. Bierman’s employment commenced effective June 13, 2007, and his incentive payout amounts were pro rated for the portion of 2007 he worked for the Company.

(c) Mr. Kaczka’s employment terminated effective August 1, 2007.
Under the Company’s severance policy, he was entitled to receive a pro rata portion of any cash incentive earned for 2007 based on actual corporate performance and the number of months he worked for the Company during the year.

Although the Committee has the authority to award discretionary incentive bonus amounts to executive officers when Performance Metrics are not achieved and to increase or decrease the size of earned payouts, the Committee did not exercise this discretion under the 2007 Annual Incentive Plan.

The Company currently does not have any policy in place to adjust or recover awards of incentive or other compensation if the performance measures on which these awards were based were ever to be restated or adjusted such that it would reduce the amount of award earned, except as required by law.

Special Discretionary Bonus

From time to time, the Company may provide the Named Executive Officers with special bonuses, which are intended to reward exemplary service to the
Company. These special bonuses are discretionary and separate from any bonuses for which a Named Executive Officer may be eligible under an Annual Incentive Plan.

In 2006, the Company did not grant annual incentive awards to the Named Executive Officers because the Company did not meet its minimum net income performance threshold under the 2006 Annual Incentive Plan.

However, the Company completed several significant projects, including the successful conversion of the McKesson Acquisition. On April 26, 2007, based on these accomplishments and in recognition of the extraordinary effort, commitment and leadership of the Named Executive Officers listed below in successfully completing the conversion of the acquired acute-care business in less than six months, the Board of Directors, upon recommendation of the Committee, approved the award of special discretionary bonuses, consisting of a combination of cash and restricted stock as indicated.

Name

Amount of Discretionary Cash Award ($)

Amount of Discretionary Restricted Stock Award ($ value) (a)

Total

Mr. Smith

$
135,938

$
135,954

$
271,892

Mr. Colpo

39,589

39,613

79,202

  Ms. den Hartog

40,624

40,624

81,248

(a) The amounts shown are the grant date fair value of the equity award computed in accordance with
SFAS 123(R). The shares of restricted stock awarded vest three years from the date of grant provided that the recipient remains employed by the Company at the time of vesting.

Long-Term Incentives

The Company’s long-term incentive program is focused on rewarding performance that enhances shareholder value through the use of equity-based awards that link compensation to the value of the Company’s Common Stock and strengthen the alignment of management and shareholder interests by creating meaningful levels of Company stock ownership by management. The Company’s long-term incentive program is composed of two components: (1) annual equity awards under the
Company’s shareholder-approved 2005 Stock Incentive Plan and (2) the Company’s Management Equity Ownership Program (“MEOP”).

The Company has historically been conservative when compared to the Peer Companies in its grants of equity awards under its long-term incentive program. In 2007, the Company continued this trend, as confirmed by the
Committee’s review of long-term incentive awards by the Peer Companies, which indicated that the Company’s 2007 long-term incentive grants were below the median for the Peer Companies. Pursuant to the Company’s long-term incentive program, the Named Executive Officers received the following awards:

Name

2007 Long-Term Incentive Awards

2005 Stock Incentive Plan

MEOP Restricted Stock ($ value) (a)(b)

Total

Stock Options ($ value) (a)

Performance- Accelerated Restricted Stock ($ value) (a)

Mr. Smith

$
224,500

$
225,651

$
192,510

$
642,698

Mr. Bierman

87,800

169,700
(c)

0
(c)

257,500

Mr. Colpo

105, 515

106,091

28,469

240,075

Mr. Van Sumeren

70,942

71,317

37,147

179,406

Ms. den Hartog

94,290

94,789

29,337

218,416

  Mr. Kaczka
(d)

0

0

0

0

(a)    The amounts shown are the grant date fair value of the equity award computed in accordance with SFAS 123(R).

(b)    The equity awards were granted on January 31, 2008, and were based on the Named Executive Officers’ achievement of their respective 2007 target ownership amounts under the MEOP as of December 31, 2007.

(c)    Mr. Bierman’s employment commenced on June 13, 2007. Rather than performance-accelerated restricted stock, the table reflects a grant of 5,000 shares of restricted stock that vest three years after the date of grant based on Mr. Bierman’s continued employment by the Company. Mr. Bierman was not eligible to earn a MEOP dividend for 2007.

(d) Mr. Kaczka’s employment terminated effective August 1, 2007. Under the
Company’s severance policy, he forfeited his unvested stock options and has one year from the date his employment terminated to exercise his vested stock options. In addition, a pro rata portion of his restricted stock vested on the date his employment terminated.

When making the 2007 long-term incentive equity award determinations, the Committee focused on the Company’s longer-term financial performance and balanced the need to align the Named Executive Officers’ financial interests with those of shareholders against considerations regarding volume of equity grants, including aggregate share usage, dilution and program costs. The Committee determined that it was in the Company’s best interests to continue to be conservative in the size of its grants of equity awards to Named Executive Officers because it believes such an approach limits aggregate share usage, dilution and program costs while maintaining a total direct compensation program that is competitive in the marketplace for key executive talent when the availability of the Company’s SERP is taken into account.

2005 Stock Incentive Plan.    The 2005 Stock Incentive Plan permits the Company to award grants of non-qualified stock options, incentive stock options, restricted stock, performance-based awards and stock appreciation rights.

Except in instances of initial
executive hiring, job promotions and similar circumstances, the Company grants equity awards to executive officers one time each year (historically, in April at Board and committee meetings held in conjunction with the Company’s annual meeting of shareholders). The Committee’s decision to grant equity-based awards (other than the restricted stock grants made in connection with the 2007 Annual Incentive Plan described above) is discretionary and largely determined by the
Company’s longer-term financial performance, strategic accomplishments and individual contributions, although there are no specific performance targets for this purpose. Equity award decisions may also be based upon outstanding individual performance, expected future performance, job promotions and the assumption of greater responsibility within the Company. The Company strives to maintain an appropriate balance between the volume of its equity grants (relative to the competitive landscape) and shareholder interests. Moreover, because equity grants are based on Company and individual performance and have historically been conservative relative to the Peer Companies, the Committee generally does not consider an executive’s existing level of outstanding equity awards or amounts realized through these awards at the time future equity awards are made (although this information is available to and reviewed by the Committee when tally sheets are analyzed).

With the exception of grants to Mr. Bierman resulting from his hiring in June 2007, approximately half of the value of the
Company’s equity awards to executive officers in 2007 consisted of stock options and half was performance-accelerated restricted stock. This mix was selected to provide an equal balance between options tied to increases in share price and restricted stock with accelerated vesting tied to achievement of corporate performance goals. The performance-accelerated restricted stock granted by the Company in each of 2006 and 2007 generally vests after a period of five years
(provided that the executive remains in the Company’s employ), but one-third of which grant may vest after each of the first, second and third years of grant if the Company’s earnings per share performance goal for each such year is achieved. Because the Company did not meet its earnings per share target of $1.92 for 2007, one-third of both the 2006 and 2007 grants did not vest and this part of the awards will vest five years after grant conditioned on the continued service of the Named Executive Officer. The Company believes that performance-accelerated restricted stock contributes to executive retention and aligns the executives’ long-term interests with growth in shareholder value.

In accordance with the Company’s 2005 Stock Incentive Plan and the Company’s standard practice, all options awarded in 2007 were granted at fair market value as of the date of grant by the Company. In addition, all stock options granted have a seven-year term to incorporate a greater performance requirement than the traditional 10-year term historically used by many companies.

Management Equity Ownership Program.    In
addition to the equity awards discussed above, each Named Executive Officer is eligible to earn an additional award of restricted stock each year by achieving requisite stock ownership levels under the Company’s MEOP. The MEOP was adopted in 1997 and is intended to further strengthen the alignment of management and shareholder interests by creating meaningful levels of Company stock ownership by management. These targets are four times base salary for the Chief Executive
Officer and one and one-half times base salary for each of the other Named Executive Officers. The Chief Executive Officer’s higher ownership target reflects the larger portion of his total compensation represented by long-term incentive award value. Eligible holdings in meeting these targets include direct holdings, indirect holdings, shares held through Company plans such as the 401(k) plan and teammate stock purchase plan, and restricted stock holdings (but excluding stock options). To encourage ownership and help executive officers meet their equity investment targets, participants may elect to receive a portion of their annual cash incentive award in restricted stock.

Under the MEOP, participants are given a five-year period to reach the full target ownership amount with interim targets to meet each year. As of
December 31, 2007, each current Named Executive Officer had achieved his or her applicable target ownership amount. Because of the success of the MEOP in increasing and maintaining meaningful stock ownership levels among management, the Company has not imposed any further stock retention requirements on its executive officers in connection with stock option exercises or vesting of restricted stock.

Until a participant meets his or her target level of ownership, a 10% annual equity ownership dividend is paid on all Common Stock owned up to the participant’s full target level, provided the applicable interim ownership targets are achieved. The dividend is reduced to 5% for the years subsequent to a participant reaching his or her full target ownership amount. The dividend is paid in the form of restricted stock that will cliff vest five years after grant if the desired ownership level is maintained and the executive remains in the Company’s employ. If a participant’s ownership falls below the target level, a portion of his or her annual bonus and/or salary increase, if earned, will be paid in the form of restricted stock and the dividend shares will be forfeited until the target ownership level is re-established.

Deferred Compensation Plan

The Company adopted an Executive Deferred Compensation Plan in 2004 into which certain officers are eligible to defer salary and cash bonus. The purpose of the deferred plan is to provide security for current and future needs of the officers and their families by providing an attractive opportunity to save for retirement and to ensure that the Company’s executive compensation program remains competitive in the marketplace for key executive talent. This plan is unfunded and provides for a single investment option in a fixed income fund selected by the Committee that pays the applicable market rate of interest. Only one Named Executive Officer participated in the Deferred Compensation Plan in 2007.

Retirement/Post-Termination Compensation

Retirement Compensation

The Company believes that retirement compensation is an essential component of an overall market competitive total executive compensation package in that it provides security for the future needs of the executives and their families. Named Executive Officers are entitled to participate in the Company’s 401(k) plan and receive Company matching contributions in the same manner as any Company teammate. Because the Company froze its defined benefit pension plan on December 31, 1996, only two of the five Named Executive Officers are participants under this plan entitled to benefits at the normal retirement age of 65.

The Company provides supplemental retirement benefits under the SERP for certain officers of the Company selected by the Committee, including the Named
Executive Officers, as further described on page 41 of this proxy statement under “Retirement Plans—Supplemental Executive Retirement Plan.” At the time of its implementation, the SERP was designed to be competitive relative to defined benefit pension plans offered by other companies and to reward officers who provide long-term service excellence to the Company (thereby promoting retention of highly performing executive talent). The SERP entitles the Named Executive Officers who meet its age and service requirements to receive a specified percentage (65%
for Mr. Smith and 60% for each of the other Named Executive Officers) of their average base salary plus bonus for the highest consecutive five out of the last 10 years preceding retirement, reduced by any benefits payable under the
Company’s pension plan, defined benefit plans of prior employers and Social Security. The estimated annual benefits payable under the SERP upon retirement of the Named Executive Officers at age 65 are as set forth on page 42 of this proxy statement under the “Pension Benefits Table.” These amounts are reviewed and considered by the Committee each year in evaluating tally sheets on total executive compensation to ensure that the amounts are reasonable in light of the purpose of the SERP and relative to the marketplace generally. Although SERPs are no longer a competitive practice among the Peer Companies, the Committee determined that the benefits attributable to the SERP offset its conservative annual equity awards and are necessary to provide a competitive target total compensation program to the Named Executive Officers.

Change in
Control Agreements

The Company has entered into change in control agreements with certain officers, including all of the Named
Executive Officers other than Mr. Bierman, as described on page 46 of this proxy statement under “Potential Payments upon Termination or Change in Control—Change in Control Agreements.” The purpose of the change in control agreements is to encourage key management personnel to remain with the Company and to help avoid distractions and conflicts of interest in the event of a potential or actual change in control of the Company so that executives will focus on a fair and impartial review of the acquisition proposal and the maximization of shareholder value despite the risk of losing employment. The change in control agreements help the Company attract and retain key executive talent that could have other job alternatives that may appear to be less risky absent these arrangements.

The change in control agreements are subject to annual review and revision by the
Company. In 2005, the Company amended the agreements to change the severance payment obligation from a “single trigger” to a “double trigger” such that the payment of a severance benefit may only be made if there is a change of control and the officer’s employment with the Company is terminated within 24 months after such change in control. The change in control agreements provide for the payment of excise tax gross-ups under certain circumstances to help ensure that the executive actually receives the benefit that the severance agreements are designed to provide. The Company believes that it has structured these agreements to be reasonable and to provide a temporary level of income protection to the executive in the event of employment loss due to a change in control. This structure strikes a balance between the incentives and the executive hiring and retention effects described above, without providing these benefits to executives who continue to enjoy employment with an acquiring company in the event of a change of control transaction. The Company reviews on an annual basis in connection with the preparation and evaluation of executive compensation tally sheets the severance amounts that would be payable to each Named Executive Officer upon a change in control to ensure that the amounts are reasonable in light of the purpose of the agreements and relative to the marketplace generally. However, these amounts did not affect the
Company’s compensation decisions with regard to any specific element of the Company’s 2007 executive compensation program.

The
2007 grants of performance-accelerated restricted stock and stock options have the same “double-trigger” feature discussed above for accelerated vesting and exercisability. However, under pre-2006 grants of restricted stock and stock options, upon a change in control of the Company, the executive officers’ outstanding shares of restricted stock would vest and certain stock options would become immediately exercisable. These same terms apply to the equity awards of all other teammates in the Company upon a change in control.

Severance Policy

In 2005, in conjunction with revising its change in control agreements from a single to double trigger, the Company adopted a formal severance policy described on page 46 of this proxy statement under “Potential Payments upon Termination or Change in Control—Severance Policy” that applies to all corporate officers who are involuntarily terminated without cause or who resign at the request of the Company. The Company believes this policy is necessary to promote management stability and provide consistent treatment of its departing officers as well as to treat these individuals fairly in circumstances where their performance does not constitute cause for employment termination. The Company also believes the severance policy helps the Company attract and retain key executive talent that could have other job alternatives that may appear to be less risky absent such a policy. The severance policy is designed to provide the officer with continued compensation and assistance for a relatively short period of time (based on years of service to the Company) in an effort to assist him or her in finding alternative officer-level employment and is conditioned upon the officer entering into a non-competition, non-solicitation and confidentiality agreement for the benefit of the Company.

Other Benefits

In
addition to the components of compensation discussed above, the Company provides certain other benefits to executives, including the Named Executive Officers, to help maximize the time key executives are able to spend on the Company’s business;
to reward experience, expertise, responsibility, seniority leadership qualities and advancement; and to ensure that the Company’s executive compensation program remains competitive in the marketplace for key executive talent. These other benefits consist of the following and are specifically disclosed by amount in footnote (8) to the Summary Compensation Table on page 36 of this proxy statement: funding of life insurance policy premiums (provides security for current and future needs of the executives and their families), automobile allowance or lease (ensures transportation for business travel needs, recognizing that the automobile may also be used for personal purposes), tax and financial planning and return preparation assistance (allows executives to concentrate on business matters rather than on personal financial planning), and annual physical (identifies and addresses medical issues and helps preserve the Company’s investment in its executives by encouraging them to maintain healthy lifestyles and be proactive in addressing potential health issues). The Company only pays for executive travel on commercial or private aircraft when such travel is integrally and directly related to the performance of the executive’s duties for the Company and is not personal in nature.

Tax Considerations

Section 162(m) of the Internal Revenue Code disallows corporate tax deductions for executive compensation in excess of $1 million paid annually to the Named Executive Officers. This law allows for certain exemptions to the deduction cap, including “performance-based compensation” as defined in the rules adopted under Section 162(m).

Although the Company prefers that its pay plans be “performance-based” and therefore eligible for compensation expense deductions, it also believes that, under certain circumstances, awarding compensation that is not tax deductible may better support the long-term goals of the Company and the interests of shareholders.

Chief Executive Officer Compensation

Notwithstanding the fact that the Company’s compensation
policies are applied in the same manner to all executive officers, including the Chief Executive Officer, the 2007 total direct compensation for Mr. Smith was substantially higher than that of the other Named Executive Officers. The differential between the compensation of Mr. Smith and the other Named Executive Officers reflects the significant differences in their relative responsibilities and authority. The Company believes that the scope of Mr. Smith’s responsibilities and authority, together with his ability to impact the Company’s performance, is significantly greater than that of the other Named Executive Officers and, accordingly, is reflected in his compensation. Mr. Smith’s compensation also compares at the median level for Chief Executive Officers of the Peer Companies, consistent with the policy for other Named Executive Officers, and thus reflects market differentials for the Chief Executive Officer position versus other executives.

2007 Developments

The Company monitors its compensation, benefits and employment programs, the marketplace in which it competes for talent and changing trends in best practices in an effort to maintain an executive compensation program that is performance driven, consistent with shareholder interests and fair and reasonable overall. The Company believes that its 2007 executive compensation program appropriately balanced these priorities.

In 2004, the Company began re-evaluating its past practice of making equity awards solely in the form of stock options and restricted stock and transitioned towards the use of performance-accelerated restricted stock in 2006 to tie the awards more closely to corporate performance. Performance-accelerated restricted stock permits accelerated vesting of the stock award if specified performance goals are achieved, with eventual vesting based on time for retention if the performance goals are not achieved. With the exception of grants to Mr. Bierman resulting from his hiring in June 2007, approximately half of the value of the Company’s equity awards to executive officers in 2007 consisted of stock options and half was performance-accelerated restricted stock. In July 2007, as part of an on-going review of the Company’s executive compensation program requested by the Committee, the Cook firm prepared a report recommending that the Company grant shares of performance-based restricted stock (which are issued only upon the achievement of established performance goals) and time-based restricted stock in lieu of granting shares of performance-accelerated stock and options as a part of the Company’s long-term incentive program. Beginning in 2008, the Company granted performance-based restricted shares and time-based restricted shares in lieu of performance-accelerated restricted shares and options to its Named Executive Officers in an effort to strengthen retention and incentive impact while maintaining alignment with growth in shareholder value.

Under the Company’s 2007 Annual Incentive Plan, 80% of the annual incentive was paid in cash and 20% in shares of restricted Common Stock. This restricted stock payment feature was designed to add a longer-term incentive component to the shorter-term goals of this annual incentive. Beginning with the 2008 Annual Incentive Plan, the entire annual incentive award, if earned, will be paid solely in cash. The Company believes that the equity component of the annual incentive award is no longer necessary because the long-term incentive program, with grants of both time-based and performance-based restricted shares, effectively aligns the interests of executives with shareholders by increasing executive stock ownership and promoting a focus on long-term growth and stock appreciation. Additionally, an all cash annual incentive award will allow the Company to reduce share usage and further align the Company’s annual incentive practices with competitive practices.

REPORT OF THE COMPENSATION & BENEFITS COMMITTEE

The Compensation & Benefits Committee is
responsible for making recommendations to the Board of Directors on the compensation of Craig R. Smith, the Company’s President & Chief Executive Officer, in addition to reviewing and approving management’s recommendations for compensating all corporate officers. The Committee also administers and implements the Company’s incentive-compensation plans and equity-based plans as described in its charter, which can be found on the Company’s website.

The Committee’s decisions and recommendations regarding the compensation of the President & Chief Executive Officer were made within the context of the philosophy, principles and program objectives presented in the foregoing Compensation Discussion and Analysis. The Committee periodically reviews the elements that comprise the Company’s compensation program to ensure a proper balance between the history of the overall program, including the role of each element, and emerging best practices for the design and governance of executive compensation plans and practices.

The Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on that review, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this proxy statement.

THE
COMPENSATION & BENEFITS COMMITTEE

Anne Marie Whittemore, Chairman

A. Marshall Acuff, Jr.

J. Alfred Broaddus, Jr.

Robert C. Sledd

SUMMARY COMPENSATION TABLE

The following table summarizes for the years ended December 31, 2006 and 2007 the total compensation of the Company’s Chief Executive Officer, current and former Chief Financial Officers and the three other highest compensated executive officers (“Named Executive Officers”).

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

(j)

Name and Principal Position

Year

Salary ($)

  Bonus (1)
($)

Stock Awards (2) ($)

  Option Awards (2)
($)

Non-Equity Incentive Plan Compensation (3) ($)

  Change in   Pension   Value and   Non-Qualified   Deferred
 Compensation   Earnings
(4) ($)

All Other Compensation (8) ($)

  Total
($)

Craig R. Smith President & Chief Executive Officer

2007 2006

$
750,176 717,307

$
135,938 0

$
876,344 517,343

$
452,496 535,078

$
343,704 0

$
303,851 214,516

$
40,844 50,157

$
2,903,353 2,034,401

James L. Bierman (5) Senior Vice President & Chief Financial Officer

2007

$
238,926

$
50,000

$
32,997

$
17,072

$
79,012

$
0
(5)

$
24,049

$
442,056

Charles C. Colpo Senior Vice President, Operations

2007 2006

$
350,221 313,415

$
39,589 0

$
86,810 68,327

$
91,161 78,618

$
109,865 0

$
88,046 51,798

$
44,396 30,048

$
810,088  542,206

Mark Van Sumeren Senior Vice President, Strategic Planning & Business Development

2007 2006

$
428,007 415,768

$
0 0

$
77,171 111,249

$
63,298 77,855

$
129,970 0

$
38,002 0
(6)

$
30,670 30,920

$
767,118  635,792

Grace R. den Hartog Senior Vice President, General Counsel & Corporate Secretary

2007 2006

$
336,320 321,609

$
40,624 0

$
75,641 53,844

$
85,731 80,322

$
102,713 0

$
0 14,990
(6)

$
20,954 27,521

$
661,983  498,286

  Jeffrey Kaczka
(7)   Former Senior Vice President &   Chief Financial
Officer

2007 2006

$
423,389 372,316
(7)

$
0 0

$
36,752 62,619

$
19,118 35,890

$
66,021 0

$
0 0
 (6)   (6)

$
21,263 37,473

$
566,543 508,298

(1) Mr. Bierman received a one-time signing bonus of $50,000 when he joined the Company on
June 13, 2007. In 2007, Mr. Smith, Mr. Colpo and Ms. den Hartog received discretionary bonuses, part in cash and part in shares of restricted stock of the Company, as a reward for their leadership in completing several significant projects, including the successful conversion of the McKesson Acquisition. The cash portion of the discretionary bonuses is reflected in column (d). The restricted stock portion of the discretionary bonuses is reflected in column
(e) to the extent of the expense recognized (in dollars) by the Company in 2007 for financial statement reporting purposes in accordance with SFAS 123(R). For a discussion of the discretionary bonuses paid to Mr. Smith, Mr. Colpo and
Ms. den Hartog, see “Compensation Discussion and Analysis—Special Discretionary Bonus” on page 28 of this proxy statement.

(2) The amounts included in columns (e) and (f) are the dollar amounts of the expense recognized by the Company in 2006 and 2007 for financial statement reporting purposes in accordance with SFAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, include amounts from awards granted in and prior to 2006 and 2007. These awards are included in those individually listed for each Named Executive Officer in the table entitled “Outstanding Equity Awards at Fiscal Year-End” on page 39 of this proxy statement. Assumptions used in the calculation of these amounts are included in note 11 to the consolidated financial statements included in the
Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and note 10 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which are incorporated herein by reference. Information on individual stock and option awards granted to the Named Executive Officers in 2007 is set forth in the table entitled “Grants of Plan Based Awards” on page 37 of this proxy statement. The actual value a Named Executive Officer may receive depends on market prices and there can be no assurance that the amounts shown will actually be realized.

(3) The amounts included in column (g) reflect cash awards to the Named Executive Officers under the
Company’s performance-based annual incentive plans for 2006 and 2007. The awards under the 2007 Annual Incentive Plan are discussed under “Compensation Discussion and Analysis—Annual Incentives” on page 26 of this proxy statement.

(4) The amounts included in column (h) reflect the actuarial increase in the present value of the Named Executive
Officer’s benefits under all pension plans of the Company during 2006 and 2007 determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. For a discussion of the assumptions used by the Company in calculating these amounts, for 2006, see note 12 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and for 2007, see note
11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which are incorporated herein by reference. For additional information on the Company’s pension plans, see “Retirement Plans” on page 41 of this proxy statement. No Named Executive Officer received preferential or above-market earnings on deferred compensation.

(5) Mr. Bierman’s employment commenced effective June 13, 2007, and he had not met the service requirements to be eligible for a SERP benefit in 2007.

(6) For 2007, the change in pension value was a negative number for Ms. den Hartog ($28,907) due to a lower accrued
SERP benefit in 2007 and an increase in the discount rate used to compute the present value. Mr. Kaczka forfeited his accrued SERP benefit as a result of his employment terminating effective August 1, 2007. For 2006, the change in pension value was a negative number for each of Mr. Van Sumeren ($15,769) and Mr. Kaczka ($31,148) due to a lower accrued SERP benefit in 2006 and an increase in the discount rate used to compute the present value.

(7) Mr. Kaczka’s employment terminated effective August 1, 2007. Under the Company’s severance policy, he was entitled to receive severance payments of $179,462 in 2007 (which are included in column (c)) and a pro rata portion of cash incentive compensation earned under the terms of the 2007 Annual Incentive Plan based on the number of months he worked for the Company during the year
(which is included in column (g)). Mr. Kaczka forfeited his accrued SERP benefit, forfeited his unvested stock options and vested in a pro rata portion of his previously granted shares of restricted stock based on the number of months worked during the vesting period.

(8) For 2007, the amounts included in column (i) consist of the following benefits or Company contributions attributable to the following:

Car Lease or Allowance

Tax Planning/ Return Preparation

Life Insurance Premiums

401(k) Plan Company Match

Annual Physical

Other

Total

Mr. Smith

$
6,611

$
2,380

$
10,953

$
15,500

$
5,400

$
0

$
40,844

Mr. Bierman

6,080

0

0

7,616

0

10,354
(a)

24,050

Mr. Colpo

8,833

0

5,613

12,400

4,550

13,000
(b)

44,396

Mr. Van Sumeren

9,600

0

0

15,500

5,570

0

30,670

Ms. den Hartog

8,554

0

0

12,400

0

0

20,954

  Mr.
Kaczka

5,600

790

0

9,223

5,650

0

21,263

(a) In connection with Mr. Bierman joining the Company on June 13, 2007, Mr. Bierman received $10,354 as reimbursement for moving expenses.

(b) Mr. Colpo received $13,000 as reimbursement in connection with the exercise of an automobile purchase option under his automobile lease.

GRANTS OF PLAN BASED AWARDS TABLE

The following table shows equity awards granted to the Named Executive
Officers during the year ended December 31, 2007.

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

(j)

(k)

(l)

Name

Grant Date

Estimated Future Payouts Under Non-Equity Incentive
Plan Awards (1)

Estimated Potential Payouts Under Equity Incentive Plan
Awards (2)

  All Other
 Stock Awards:   Number of
   Shares of   Stock or
Units (3) (#)

All Other Option Awards: Number of Securities Underlying Options (4) (#)

Exercise or Base Price of Option Awards ($ /Sh)

Grant Date Fair Value
of Stock and Option Awards (5)

Threshold ($)

Target ($)

Maximum ($)

Threshold ($)

Target ($)

Maximum ($)

Craig R. Smith

2/1/07  4/26/07   4/26/07   4/26/07
N/A

$
— — — — 228,375

$
— — — — 456,750

$
— — — — 913,500

$
— — — — 57,094

$
— — — — 114,188

$
— — — — 228,376

11,054 6,250 3,765 — —

— — — 25,000 —

$
— — — 36.11 —

$
369,867 225,688 135,954 224,500 —

James L. Bierman

6/13/07 6/13/07 N/A

$
— — 90,000

$
— — 180,000

$
— — 360,000

$
— — 22,500

$
— — 45,000

$
— — 90,000

5,000 — —

—    10,000
—

$
— 33.94 —

$
169,700 87,800 —

Charles C. Colpo

2/1/07  4/26/07   4/26/07   4/26/07
N/A

$
— — — — 73,000

$
— — — — 146,000

$
— — — — 292,000

$
— — — — 18,250

$
— — — — 36,500

$
— — — — 73,000

753 2,938 1,097 — —

— — — 11,750 —

$
— — — 36.11 —

$
25,195 106,091 39,613 105,515 —

Mark Van Sumeren

2/1/07 4/26/07 4/26/07 N/A

$
— — — 86,359

$
— — — 172,719

$
— — — 345,438

$
— — — 21,590

$
— — — 43,180

$
— — — 86,360

1,538 1,975 — —

— — 7,900 —

$
— — 36.11 —

$
51,461 71,317 70,942 —

Grace R. den Hartog

2/1/07  4/26/07   4/26/07   4/26/07
N/A

$
— — — — 68,248

$
— — — — 136,496

$
— — — — 272,992

$
— — — — 17,062

$
— — — — 34,124

$
— — — — 68,248

968 2,625 1,125 — —

— — — 10,500 —

$
— — — 36.11 —

$
32,389 94,789 40,624 94,290 —

Jeffrey Kaczka (6)

2/1/07 N/A

$
— 75,202

$
— 150,405

$
— 300,810

— 18,801

— 37,601

— 75,202

1,695

—

—

$
56,715

(1) The amounts shown in column (c) reflect the minimum payment level under the Company’s
2007 Annual Incentive Plan if minimum performance conditions were met and represents 50% of the target payment level shown in column (d) which is based on meeting target performance conditions. The amount shown in column (e) is 200% of the target payment level and is based on meeting maximum performance conditions. These amounts are based upon the individual’s 2007 salary and position (60% of base salary for the Chief Executive Officer and 40% of base salary for the other Named
Executive Officers). The cash component of the 2007 Annual Incentive Plan payouts is included under “Summary Compensation Table—Non-Equity Incentive Plan Compensation.”

(2) The amounts shown in column (f) reflect the minimum restricted stock award level under the Company’s 2007 Annual Incentive Plan if minimum performance conditions are met and represents 50% of the target restricted stock award level shown in column (g) which is based on meeting target performance conditions. The amount shown in column (h) is 200% of the target restricted stock award level and is based on meeting the maximum performance conditions. These amounts, which are payable in shares of restricted stock based on the fair market value of the Common Stock on the date of any award, are based upon the individual’s
2007 salary and position (15% of base salary for the Chief Executive Officer and 10% of base salary for the other Named Executive Officers). Restricted stock grants under the 2007 Annual Incentive Plan vest three years from the date of grant based on the executive’s continued employment with the Company. A table setting forth the restricted stock component of the 2007 Annual Incentive Plan payout amounts can be found on page 28 of this proxy statement.

(3) The amounts shown in column (i) represent the following restricted stock grants:

(a) The grants on 2/1/2007 were for shares of restricted stock awarded to the Named Executive Officer for achieving his or her Common
Stock ownership requirement under the MEOP for the year ended December 31, 2006. These shares vest five years from the date of grant based on the executive’s continued employment with the Company. Mr. Bierman’s employment commenced effective June 13, 2007, and he was not eligible to earn a MEOP dividend.

(b) The first listed grants on
4/26/2007 were for shares of performance-accelerated restricted stock that generally vest five years from the date of grant based on the executive officer’s continued employment with the Company, but one-third of which may vest on each of the first, second and third anniversary from the date of grant if the Company achieves its earnings per share performance goal for each such year. Because the Company did not meet its earnings per share target of $1.92 for 2007, one-third of the 2007 grant did not vest and this part of the award will vest five years after grant conditioned on the continued employment by the Company of the Named Executive Officer. The second listed grant on 4/26/2007 for each of Mr. Smith, Mr. Colpo and
Ms. den Hartog was for shares of restricted stock awarded as part of his or her discretionary bonus; these shares vest three years from the date of grant based on the officer’s continued employment with the Company.

(c) The grant to Mr. Bierman on June 13, 2007, was for shares of restricted stock awarded in connection with his joining the
Company. These shares vest three years from the date of grant based on Mr. Bierman’s continued employment with the Company.

Dividends are paid on outstanding restricted stock grants at the same rate as for all shareholders of record.

(4) The amounts
shown in column (j) for all of the Named Executive Officers, other than Mr. Bierman, represent stock option awards granted on 4/26/2007 at a per share exercise price equal to the closing market price of the Common Stock on the date of grant. The stock options expire seven years from the date of grant and vest as follows: 40% one year after grant, 30% two years after grant and 30% three years after grant. The amount shown in column (j) for Mr. Bierman represents a stock option award granted on 6/13/2007 at a per share exercise price equal to the closing market price of the Common Stock on the date of grant. The stock option expires seven years from the date of grant and vests as follows: 40% one year after grant,
30% two years after grant and 30% three years after grant.

(5) The amounts shown in column (l) are the grant date fair value of each individual equity award computed in accordance with SFAS 123(R).

(6) Mr. Kaczka’s employment terminated effective August 1,
2007. Under the Company’s severance policy, he was entitled to receive a pro rata portion (based on the number of months he worked for the Company in 2007) of any cash incentive earned under the 2007 Annual Incentive Plan but was not entitled to receive any equity incentive compensation component of the 2007 Annual Incentive Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table summarizes for each Named Executive
Officer information regarding unexercised stock options, unvested restricted stock awards and incentive plan awards outstanding as of December 31, 2007.

Option Awards

Stock Awards

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

(j)

Number of Securities Underlying Unexercised Options (#)

Number of Securities Underlying Unexercised Options (#) (1)

Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)

Option Exercise Price ($)

Option Expiration Date

  Number of Shares or Units
of Stock That Have Not Vested (#) (2)

Market Value of Shares or Units of Stock That Have Not Vested ($) (3)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Name

Exercisable

Unexercisable

Craig R. Smith

30,000 20,000 50,000 45,000 50,000 50,000 26,250 35,000 10,000 — —

—    —
— — — — 11,250 15,000 15,000 25,000 —

—    —
— — — — — — — — —

$
14.38 10.00 8.31 14.90 18.48 24.64 29.58 29.94 32.00 36.11 —

2/01/09 4/28/09 2/02/10 1/30/09 4/24/10 4/28/11 4/28/12 7/28/12 4/27/13 4/26/14 —

6,250 3,765 11,054 5,000 1,450 4,871 2,800 3,215 7,006 — —

$
265,188 159,749 469,021 212,150 61,524 206,677 118,804 136,412 297,265 — —

—    —
— — — — — — — — —

— — — — — — — — — — —

  Total

316,250

66,250

45,411

  James L. Bierman
Total

— —

10,000 10,000

—

$
33.94

6/13/14

5,000 5,000

$
212,150

—

—

Charles C. Colpo

6,500 8,500 7,200 9,600 11,025 4,200 — — —

—    —
— — 4,725 6,300 11,750 — —

—    —
— — — — — — —

$
14.38 8.31 18.48 24.64 29.58 32.00 36.11 — —

2/01/09 2/02/10 4/24/10 4/28/11 4/28/12 4/27/13 4/26/14 — —

2,938 1,097 753 2,100 470 799 1,200 656 584

$
124,659 46,546 31,950 89,103 19,942 33,902 50,916 27,834 24,779

—    —
— — — — — — —

— — — — — — — — —

Total

47,025

22,775

10,597

Mark Van Sumeren

6,562 3,160 — — — — —

2,813 4,740 7,900 — — — —

—    —
— — — — —

$
29.58 32.00 36.11 — — — —

4/28/12 4/27/13 4/26/14 — — — —

1,975 1,538 1,580 162 1,505 700 1,209

$
83,799 65,257 67,039 6,874 63,857 29,701 51,298

—    —
— — — — —

— — — — — — —

Total

9,722

15,453

8,669

Grace R. den Hartog

5,000 12,000 9,450 4,200 — — — —

—    —
4,050 6,300 10,500 — — —

—    —
— — — — — —

$
18.48 24.64 29.58 32.00 36.11 — — —

4/24/10 4/28/11 4/28/12 4/27/13 4/26/14 — — —

2,625 1,125 968 2,100 482 637 1,000 269

$
111,379 47,734 41,072 89,103 20,451 27,028 42,430 11,414

—    —
— — — — — —

— — — — — — — —

Total

30,650

20,850

9,206

Jeffrey Kaczka (4)

3,000 3,937 600 — — — —

—    —
— — — — —

—    —
— — — — —

$
24.64 29.58 32.00 — — — —

8/1/08 8/1/08 8/1/08 — — — —

— — — — — — —

— — — — — — —

—    —
— — — — —

— — — — — — —

Total

7,537

—

(1) Stock options vest as follows: 40% one year after grant, 30% two years after grant and 30% three years after grant. The following sets forth the dates on which unexercisable options listed above (1) were granted, (2) will become fully vested and (3) will expire:

Grant Date

Vesting Date

Expiration Date

4/28/2005

4/28/2008

4/28/2012

7/28/2005

7/28/2008

7/28/2012

4/27/2006

4/27/2009

4/27/2013

4/26/2007

4/26/2010

4/26/2014

(2) Shares of restricted stock vest either three or five years from the date of grant. Vesting dates for the shares of restricted stock listed for each officer range from February 2009 to April 2012.

(3) The market value of the
restricted shares was calculated based on $42.43 per share, the closing price of the Company’s Common Stock on December 31, 2007. Dividends are paid on outstanding shares of restricted stock at the same rate as paid to all shareholders of record.

(4) Mr. Kaczka’s employment terminated effective August 1, 2007 and, pursuant to the Company’s severance policy, he forfeited his unvested stock options and has one year from the date of employment termination to exercise vested stock options. In addition, a pro rata portion of his previously granted shares of restricted stock vested at the date of employment termination based on the number of months worked during the vesting period.

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth for each Named Executive Officer information on stock option exercises and vesting of restricted stock on an aggregated basis during the year ended December 31, 2007.

Option Awards

Stock Awards

(a)

(b)

(c)

(d)

(e)

Name

  Number of Shares
Acquired on Exercise (#)

Value Realized on Exercise ($) (1)

  Number of Shares
Acquired on Vesting (#)

Value Realized on Vesting ($) (2)

  Craig R.
Smith

103,000

$
2,470,486

8,252

$
277,699

  James L. Bierman

—

$
—

—

$
—

  Charles C. Colpo

11,000

$
279,942

2,327

$
78,325

  Mark Van Sumeren

10,260

$
149,193

1,659

$
55,510

  Grace R. den Hartog

11,130

$
239,603

1,089

$
36,438

Jeffrey Kaczka (3)

6,500

$
153,140

5,644

$
208,005

(1) The value realized on exercise is computed as the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2) The value realized on vesting is computed by multiplying the number of shares vesting by the market price of the underlying shares on the vesting date.

(3) Mr. Kaczka’s employment
terminated effective August 1, 2007. The information in the table reflects transactions occurring between January 1, 2007 and August 1, 2007.

RETIREMENT PLANS

Pension Plan.    The Company provides retirement benefits
under a defined benefit pension plan to substantially all teammates who had earned benefits as of December 31, 1996. Benefits under the pension plan are based upon both length of service and compensation and are determined under a formula based on an individual’s career average earnings and years of credited service. Benefits are computed on a straight life annuity basis and are not subject to offset for Social Security benefits or other amounts. Funding is determined on an actuarial basis. Effective December 31, 1996, participants in the pension plan ceased to accrue additional benefits; provided, however, that participants who had completed at least five years of service as of January 1, 1997 and whose age plus years of service equaled at least 65 continued to earn an accrued benefit until the earlier of (i) December 31, 2001 or (ii) retirement, death or termination of employment (with the exception of certain highly compensated teammates if the pension plan did not meet certain coverage requirements of the Internal Revenue Code). Mr. Smith and Mr. Colpo are the only Named Executive Officers who are participants in the pension plan and are eligible to receive a benefit at the normal retirement age of 65.

Supplemental Executive Retirement Plan.    The Company provides
supplemental retirement benefits to certain teammates selected by the Committee under the SERP. The SERP entitles participants who meet its age and service requirements to receive a specified percentage (in the case of Mr. Smith, 65%, and the other Named Executive Officers, 60%) of the participant’s average base monthly salary (plus bonus for certain participants, including the Named Executive Officers) for the highest consecutive five out of the last ten years preceding his or her retirement. The SERP benefit to which a participant is entitled is reduced by any benefit payable under the Company’s pension plan, Social Security and any defined benefit pension plan of a prior employer. The SERP provides for full benefits to participants who retire at or after the attainment of the age of 65 (or at or after the age of 62 with 20 years of service) and provides for reduced benefits to participants who retire between the ages of 55 and 64 where their age plus years of service to the Company equal at least 70. If a participant retires prior to age 65 (or prior to age 62 with 20 years of service), his or her otherwise applicable full retirement benefit is reduced by 0.333% for each month remaining from the date of retirement until the participant would reach age 65. SERP payments are made to an eligible participant until his or her death (and, following the participant’s death, will continue to be made to the participant’s beneficiary unless or until a total of 180 payments have been made under the SERP to either the participant or his or her beneficiary). Upon retirement, participants are no longer eligible to participate in the Company’s medical insurance or benefit plans (except as legally required under COBRA). In consideration for receiving benefits under the SERP, the participant must comply with a non-competition agreement during employment and for a period of five years following employment by the Company.

PENSION BENEFITS TABLE

The following table shows the actuarial present value of accumulated benefits payable to each of the Named Executive Officers as of December 31, 2007, including the number of years of service credited to each such Named Executive Officer, under each of the pension plan and the SERP using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Benefits under these plans are payable as a monthly annuity for the life of the retiree.

(a)

(b)

(c)

(d)

(e)

Name

Plan Name (1)

  Number of Years
Credited Service (#)

Present Value of Accumulated Benefit ($) (2)(3)

Payments During Last Fiscal Year ($)

  Craig R.
Smith

Pension Plan SERP

7 19

$
58,060 3,613,407

0

  James L. Bierman (4)

SERP

0

$
0

0

  Charles C.
Colpo

Pension Plan SERP

14 26

$
46,599 808,818

0

  Mark Van
Sumeren

SERP

4

$
1,077,194

0

  Grace R. den Hartog

SERP

5

$
1,423,412

0

  Jeffrey R. Kaczka (5)

SERP

0

$
0

0

(1) The Company froze its defined benefit pension plan on December 31, 1996, and
Mr. Smith and Mr. Colpo are the only Named Executive Officers who are participants in the pension plan and are eligible to receive a benefit at the normal retirement age of 65 (an estimated annual benefit of $10,144 to Mr. Smith and
$11,747 to Mr. Colpo).

(2) Estimated annual benefits payable under the SERP upon retirement at normal retirement age for the Named
Executive Officers are: Mr. Smith, $563,758, Mr. Bierman, $0, Mr. Colpo, $182,076, Mr. Van Sumeren, $242,491, Ms. den Hartog, $209,390, and Mr. Kaczka, $0. The calculation of present value of accumulated benefit assumes a discount rate of 6.00% and RP-2000 Combined Mortality. For a discussion of the assumptions used by the Company in calculating these amounts, see note 11 to the consolidated financial statements included in the Company’s Annual Report on Form
10-K for the year ended December 31, 2007, which is incorporated herein by reference.

(3) Mr. Smith is eligible for early
retirement under the SERP because he is 56 years old and has more than 15 years of service to the Company. He currently qualifies for approximately 64% of his full retirement benefits. No other Named Executive Officer qualifies for early retirement benefits under the SERP.

(4) Mr. Bierman’s employment commenced effective June 13, 2007 and, accordingly, he had not met the service requirements to be eligible for a SERP benefit in 2007.

(5) Mr. Kaczka’s employment terminated effective
August 1, 2007. As a result, Mr. Kaczka forfeited his accrued SERP benefit ($1,104,551).

NONQUALIFIED DEFERRED COMPENSATION PLAN

The Company maintains an Executive Deferred Compensation Plan in which certain members of management are eligible to participate. This plan permits participants to defer salary and cash bonus paid during a year for which a deferral election is made. Deferred amounts earn interest based on a fixed income fund designated by the Committee. The following table sets forth information regarding contributions to, interest earned on and total balances in the Company’s deferred compensation plan for the Named Executive Officers in 2007.

(a)

(b)

(c)

(d)

(e)

(f)

Name (1)

  Executive Contributions
 in Last Fiscal Year   ($) (2)

  Registrant   Contributions in Last   Fiscal
Year ($) (3)

  Aggregate Earnings
in Last Fiscal Year ($) (4)

  Aggregate   Withdrawals /   Distributions
($)

Aggregate Balance at Last Fiscal Year-End ($)

  Craig R.
Smith

—

—

—

—

—

  James L.
Bierman

—

—

—

—

—

  Charles C.
Colpo

—

—

—

—

—

  Mark Van
Sumeren

—

—

—

—

—

  Grace R. den Hartog

$40,624

0

$
8,881

0

$
216,379

  Jeffrey
Kaczka

—

—

—

—

—

(1) Ms. den Hartog was the only Named Executive Officer who participated in the Company’s
Deferred Compensation Plan in 2007.

(2) Represents the $40,624 reported under “Bonus” in the Summary Compensation Table.

(3) The Company does not make contributions to the Deferred Compensation Plan.

(4) Deferred amounts earn interest based on the rate of return on the Fidelity Managed Income Fund, which was 4.37% in 2007.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table reflects the estimated potential
compensation payable to each of the Named Executive Officers under the Company’s compensation and benefit plans and arrangements in the event of termination of such executive’s employment under various scenarios, including voluntary termination without cause, voluntary termination or involuntary termination with cause, termination following a change in control and termination due to disability or death. Benefits payable to the Named Executive Officers upon retirement are described under “Retirement Plans” on page 41 of this proxy statement. The amounts shown are estimates of the amounts that would be paid out to the executives upon termination of their employment assuming that such termination was effective December 31, 2007.

Cash Severance Payment ($)

Incremental Pension Benefit (present value) (5) ($)

  Continuation of Medical
/ Welfare Benefits (present value) ($)

Acceleration and Continuation of Equity Awards (6) ($)

  Excise Tax Gross-up
($)

Total Termination Benefits ($)

Craig R. Smith (1) (2)

  •      Involuntary
Termination Without Cause (3)

$
1,465,810

$
0

$
59,914

$
1,087,642

$
0

$
2,613,366

  •      Voluntary
Termination or Involuntary Termination With Cause

0

0

0

0

0

0

• Involuntary or Good Reason Termination after Change In Control (4)

3,172,890

1,094,552

19,885

2,903,215

0

7,190,542

  Jim Bierman
(1) (2)

  •      Involuntary
Termination Without Cause (3)

$
411,574

$
0

$
9,132

$
35,358

$
0

$
456,064

  •      Voluntary
Termination or Involuntary Termination With Cause

0

0

0

0

0

0

• Involuntary or Good Reason Termination after Change In Control (4)

0

0

17,352

297,050

0

314,402

  Charles C. Colpo
(1) (2)

  •      Involuntary
Termination Without Cause (3)

$
651,662

$
0

$
23,331

$
263,173

$
0

$
938,166

  •      Voluntary
Termination or Involuntary Termination With Cause

0

0

0

0

0

0

• Involuntary or Good Reason Termination after Change In Control (4)

1,541,174

45,866

24,108

746,208

0

2,357,356

  Mark A. Van Sumeren
(1) (2)

  •      Involuntary
Termination Without Cause (3)

$
370,583

$
0

$
11,869

$
160,173

$
0

$
542,625

  •      Voluntary
Termination or Involuntary Termination With Cause

0

0

0

0

0

0

• Involuntary or Good Reason Termination after Change In Control (4)

1,943,085

0

24,652

533,676

824,415

3,325,828

Cash Severance Payment ($)

Incremental Pension Benefit (present value) (5) ($)

  Continuation of Medical
/ Welfare Benefits (present value) ($)

Acceleration and Continuation of Equity Awards (6) ($)

  Excise Tax Gross-up
($)

Total Termination Benefits ($)

Grace R. den Hartog (1) (2)

  •      Involuntary
Termination Without Cause (3)

$
306,240

$
0

$
10,349

$
167,162

$
0

$
483,751

  •      Voluntary
Termination or Involuntary Termination With Cause

0

0

0

0

0

0

• Involuntary or Good Reason Termination after Change In Control (4)

1,535,578

0

20,597

612,443

694,453

2,863,071

  Jeffrey Kaczka (7)

  •      Involuntary
Termination Without Cause (3)

—

—

—

—

—

—

  •      Voluntary
Termination or Involuntary Termination With Cause

—

—

—

—

—

—

• Involuntary or Good Reason Termination after Change In Control (4)

—

—

—

—

—

—

(1) The amounts shown in the table do not include accrued salary and vacation payable through the date of the executive’s employment termination or the distribution of balances under the Executive Deferred Compensation Plan or the Company’s 401(k) plan.

(2) A termination of employment due to death or disability entitles the Named Executive Officers to benefits under the Company’s life insurance or disability plan, as applicable, available to salaried teammates generally. In addition and also as applicable to salaried employees generally who receive grants of stock options and restricted stock, upon termination of employment due to death, all stock options and shares of restricted stock immediately vest;
and, upon termination of employment due to disability, unvested stock options are forfeited and shares of restricted stock vest on a pro rata basis. Finally, each Named Executive Officer would receive the following additional pension benefit
(present value) if he or she had died on December 31, 2007, payable to the officer’s beneficiary: Mr. Smith $3,695, Mr. Bierman $0, Mr. Colpo $109,199, Mr. Van Sumeren $39,992, and Ms. den Hartog $0. See
“Pension Benefits Table” on page 42 for the present value of accumulated benefits under the Company’s pension plans payable to each Named Executive Officer.

(3) See the discussion of the Company’s severance policy below for information on benefits payable to the Named Executive Officers upon involuntary termination without cause.

(4) See the discussion of the Company’s change in control agreements below for information on benefits payable to the Named Executive Officers upon a change in control. Calculation of the excise tax gross-up assumes a 40% individual income tax rate. Mr. Bierman has not entered into a change in control agreement with the Company.

(5) If a participant’s employment is terminated without cause or the participant resigns for good reason following a change in control, the SERP provides for a pro rated benefit based on credited years of service relative to years of service remaining to the participant’s earliest retirement eligibility date, which amount is reduced by 4% for each year that the participant is under age
65. The amounts in this column show the present value of any additional benefit to the participant relative to the present value of accumulated benefits shown in the “Pension Benefits Table” on page 42.

(6) The amounts in this column represent the compensation to the Named Executive Officer due to accelerated vesting of equity awards. Following retirement, stock options and restricted stock awards continue to vest pursuant to the terms of the respective grants if the officer continues to serve the Company as a director, in a consulting capacity or by entering into a non-solicitation and confidentiality agreement for the benefit of the Company.

(7) Mr. Kaczka’s employment with the Company terminated on
August 1, 2007.

Severance Policy.    The Company adopted a formal officer severance
policy in 2005 that applies to corporate officers who are involuntarily terminated without cause or who resign at the request of the Company. The policy was designed to provide consistent and fair treatment of these departing officers and is based upon the officer’s years of service to the Company. Receipt of payments under the severance policy is also conditioned upon the officer’s agreement to certain non-competition and non-solicitation restrictive covenants for the term of the severance period or one year, whichever is greater.

The Company provides for the following under its officer severance policy:

•

between 9 and 18 months (based on the Named Executive Officer’s years of employment by the Company) of base monthly salary plus monthly bonus (based on the lower of average monthly bonus earned over the previously completed three years or target bonus for the current year), payable in a lump sum;

•

  a pro rata amount of any cash bonus earned during the year of termination based on the Company’s actual performance and the number of months worked during the year;

•

up to six months of outplacement services;

•

continuation of health benefits during the severance period; and

•

tax return preparation and financial counseling for length of severance period.

The severance policy also provides that, upon an involuntary termination without cause or resignation at the request of the Company, an executive officer’s unvested stock options are forfeited and the vested stock options must be exercised within a period of one year from the date of employment termination (except that in the case of pre-2005 option grants where the executive is over the age of 55 with more than 10 years of service to the Company, stock options vest upon employment termination and the executive is given a two-year period to exercise). In addition, a pro rata portion of the executive officer’s restricted stock awards vests at the date of employment termination based on the number of months worked during the vesting period.

Change in Control
Agreements.    The Company has entered into change in control agreements with certain officers (including all of the Named Executive Officers except Mr. Bierman), the purpose of which is to encourage key management personnel to remain with the Company and to avoid distractions resulting from potential or actual changes in control of the Company.

The change in control agreements provide for the payment of a severance benefit if the officer’s employment with the Company is terminated within 24 months after a change in control unless such termination is (i) due to death or disability, (ii) by the Company for cause or (iii) by the officer other than in specified circumstances constituting good reason.

Termination of employment by the Company is for cause if it is because of the executive officer’s (i) willful and continued failure to substantially perform his or her duties (other than due to incapacity, illness, etc.) or
(ii) engaging in conduct demonstrably and materially injurious to the Company. Termination of employment by the executive officer is for good reason if it is because of (i) an adverse change in duties, responsibilities or title;
(ii) a reduction in annual base salary, bonus opportunity or benefits; (iii) a relocation of place of employment by more than 35 miles or substantial increase in travel obligations; (iv) a failure to pay compensation due to the executive officer; or (v) certain other reasons defined in the plan.

A change in control is generally deemed to have occurred under the agreements:

(i)
if any person acquires 20% or more of the Company’s voting securities (other than the Company or its affiliates);

(ii)
if a majority of the Company’s directors are replaced over a period of two consecutive years or less;

(iii)
upon the approval by shareholders of a merger or consolidation of the Company (or any subsidiary) other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the voting power of the securities of the Company (or surviving entity) outstanding immediately after the merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company in which no person acquires more than 20% of the combined voting power of the Company’s then-outstanding securities; or

(iv)
upon the approval by shareholders of a plan of liquidation or sale of substantially all of the Company’s assets.

For the Named Executive Officers, the severance benefit is as follows:

(i)
a lump sum payment equal to 2.99 times the sum of the officer’s annual base salary as of the date of termination or change in control (whichever is greater) plus average bonus for the three years preceding the date of termination or change in control (whichever is greater);

(ii)
a lump sum amount representing a pro rata portion of any incentive compensation earned by the executive through the date of termination, assuming achievement of performance goals at the target level;

(iii)
an amount equal to any excise tax charged to the executive officer as a result of the receipt of any change in control payments (each change in control agreement provides for the payment of an excise tax gross-up if the Named Executive Officer would receive a greater benefit after payment of the excise tax);

(iv)
continued participation for a period of two years after termination in the Company’s medical benefits and life insurance plans; and

(v)
all shares of restricted stock granted to the executive officer vest and all stock options vest and become immediately exercisable.

In consideration for any benefits paid, the change in control agreements impose certain non-competition and non-solicitation restrictive covenants on the officers for a period of 12 months following employment termination and prohibit the disclosure and use of confidential Company information. Each agreement continues in effect through December 31, 2008, and unless notice is given to the contrary, the term is automatically extended for an additional year at the end of each year.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company has not adopted written procedures for review of, or standards for approval of, related person transactions (as defined in Item 404 of Regulation S-K), but instead reviews these transactions on a case-by-case basis.

The Company employed the son of Mr. Minor, Chairman of the Board of Directors of the Company, as Vice President, Enterprise Sales until July 2007. During the portion of 2007 that Mr. Minor’s son was employed by the Company, he was paid a salary of $129,601 and was granted $44,485 in restricted stock and 2,500 stock options, which restricted stock and stock options were forfeited upon termination of his employment. Upon termination of his employment, he forfeited all unvested shares of restricted stock and stock options.

SHAREHOLDER PROPOSALS

Under regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2009 annual meeting of shareholders must present such proposal to the Company’s Corporate Secretary at the Company’s principal office at 9120 Lockwood Boulevard, Mechanicsville, Virginia 23116 not later than November 12,
2008, in order for the proposal to be considered for inclusion in the Company’s proxy statement. All shareholder proposals and director nominations must be submitted in accordance with and contain the information required by the Company’s
Bylaws, which are available as described under “Corporate Governance—Corporate Governance Materials” on page 4 of this proxy statement. The Company will determine whether to include properly submitted proposals in the proxy statement in accordance with the SEC’s regulations governing the solicitation of proxies.

The Company’s Bylaws provide that a shareholder of the Company entitled to vote for the election of directors may nominate persons for election as directors only at an annual meeting and if written notice of such shareholder’s intent to make such nomination or nominations has been given to the Corporate Secretary of the Company not later than
90 days before the anniversary of the date of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. The Corporate Secretary must receive written notice of a shareholder nomination to be acted upon at the 2009 annual meeting not later than the close of business on December 12, 2008. The shareholder’s notice must include the information required by the Company’s Bylaws, including:

•

  the name and address of record of the shareholder intending to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated;

•

  a representation that such shareholder is a shareholder of record and intends to appear in person or by proxy at such meeting to nominate the director candidate;

•

the class and number of shares of Common Stock that are owned by such shareholder and such beneficial owners;

•

a description of all arrangements, understandings or relationships between such shareholder and each director nominee and any other person(s) (naming such person(s)) pursuant to which the nomination is to be made by such shareholder;

•

such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required to be disclosed, pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

•

the written consent of the nominee to serve as a director if elected.

In order for a shareholder to bring other business before a shareholder meeting, timely notice must be received by the Company within the time limits described in the immediately preceding paragraph. The Corporate Secretary must receive written notice of a shareholder proposal to be acted upon at the 2009 annual meeting not later than the close of business on December 12, 2008. The shareholder’s notice must contain the information required by the Company’s Bylaws, including:

•

the information described above with respect to the shareholder proposing such business;

•

a brief description of the business desired to be brought before the meeting, including the complete text of any resolutions to be presented at the annual meeting and the reasons for conducting such business at the annual meeting; and

•

any material interest of such shareholder and such beneficial owner in such business.

The requirements found in the Company’s Bylaws are separate from the requirements a shareholder must meet to have a proposal included in the
Company’s proxy statement under the proxy rules.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the annual meeting other than as set forth in this proxy statement. However, if any other matters properly come before the annual meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

March 12, 2008

BY ORDER OF THE BOARD OF DIRECTORS

GRACE R. DEN HARTOG

Senior Vice President, General Counsel & Corporate Secretary

Appendix A

INDEPENDENCE DETERMINATION GUIDELINES FOR BOARD OF DIRECTORS OF OWENS & MINOR, INC.

For a director to be deemed “independent,” the Board of Directors of the Corporation shall affirmatively determine that the director has no material relationship with the Corporation directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation. In making such determinations, the Board will broadly consider all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with the Corporation, the Board should consider the issue from both the standpoint of the director and the persons or organizations with which the director is affiliated. The Board has established the following guidelines to assist it in determining director independence, which conform to or are more exacting than the independence requirements in the NYSE rules:

1.
A director who is, or has been within the last three years, an employee of the Corporation, or whose immediate family member is, or has been within the last three years, an executive officer of the Corporation, is not independent. Employment as an interim chairman or chief executive officer or other executive officer will not disqualify a director from being considered independent following such employment.

2.
A director who has received (or whose immediate family member, serving as an executive officer, has received) during any twelve-month period within the last three years, more than
$100,000 in direct compensation from the Corporation (excluding director and committee fees and pensions or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service) is not independent. Compensation received by a director for former service as an interim chairman or chief executive officer or other executive officer will not count toward the $100,000 limitation.

3.
A director is not independent if (i) the director or an immediate family member is a current partner of a firm that is the Corporation’s internal or external auditor;
(ii) the director is a current employee of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (iv) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Corporation’s audit within that time.

4.
A director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the
Corporation’s present executive officers at the same time serves or served on that company’s compensation committee is not independent.

5.
A director who is a current employee, or whose immediate family is a current executive officer, of a company that has made payments to, or received payments from, the Corporation for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 1% of such other company’s consolidated gross revenues is not independent.

6.
A director who is, or whose immediate family member is, (i) a partner, officer or 10% owner of a firm or company that has provided consulting, legal or financial advisory services to the Corporation within the last three years and (ii) the services that were provided during any twelve-month period of the three years were in an amount which, in the company’s or firm’s fiscal year, exceeded the greater of $1 million or 1% of such company’s or firm’s consolidated gross revenues, is not independent.

7.
A director, or immediate family member of a director, who has a personal services contract or who personally serves as a paid financial or legal advisor to the Corporation or to any executive officer of the Corporation, is not independent.

A-1

8.
A director who is, or has been within the last three years, an executive officer, director or trustee of a charitable or educational organization, to which the Corporation has made discretionary contributions of greater than $1 million or 1% of that organization’s total annual discretionary receipts for any of the three most recently completed fiscal years, is not independent. The Corporation’s automatic matching of charitable contributions will not be included in the amount of the Corporation’s contributions for this purpose.

For
purposes of these Guidelines, the following definitions shall apply:

(i)
“the Corporation” shall mean Owens & Minor, Inc. and any subsidiary in a consolidated group with Owens & Minor, Inc.

(ii)
“immediate family member” shall mean a director’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who share such director’s home.

(iii)
“executive officer” shall mean only an individual who is an executive officer of Owens & Minor, Inc., the parent company.

A-2

Appendix B

PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF OWENS &
MINOR, INC. TO DECLASSIFY THE BOARD OF DIRECTORS*

ARTICLE III

Capital Stock.

PART A

Cumulative Preferred Stock.

4.
Voting Rights of Cumulative Preferred Stock.

(d)
~~No Director~~Any Directors elected by the Cumulative Preferred Stock, if such power be conferred upon any series of such stock, shall ~~be~~
~~classified with the Directors elected by the Common Stock, but any such Directors so elected by the Cumulative Preferred Stock shall~~ serve as a separate class to be elected annually and shall serve in addition to the number of
~~classified~~Directors elected by the Common Stock as provided in the bylaws of the Corporation. They, together with the ~~classified~~Directors elected by the Common Stock as provided in the bylaws, shall constitute the Board of Directors.

PART C

Provisions Applicable to all Classes of Stock.

2.
Certain Required Votes.    Except as expressly otherwise required by these Articles of Incorporation or by the Board of Directors acting pursuant to
~~Subsection C of~~ Section 13.1-707 of the Virginia Stock Corporation Act or any successor provision, the vote required to approve an amendment or restatement of these Articles that requires shareholder approval, other than an amendment or restatement that (i) amends or affects the shareholder vote required by the Virginia Stock Corporation Act to approve a merger, statutory share exchange, sale of all or substantially all of the Corporation’s assets or the dissolution of the Corporation or (ii) amends or affects this Part C or Article IV of these Articles of Incorporation, shall be a majority of the votes entitled to be cast by each voting group that is entitled to vote on the matter.

ARTICLE IV

Number of Directors, Term of Office and Classification.

The Board of Directors shall consist of such number
of directors (but not less than three (3) ~~directors or such greater number of directors~~ and not more than fifteen (15)) as shall from time to time be fixed by the bylaws of the
Corporation, provided that in the event the holders of Cumulative Preferred Stock shall become entitled to and shall elect not to exceed two (2) additional directors as provided in Article III, Part A, Section 4 above, such director or directors shall be in addition to the number of directors permitted and subsisting under this section and bylaws adopted pursuant hereto.

~~Promptly after these restated Articles of Incorporation shall become effective, the directors shall be divided into three (3) classes, each class to be as nearly equal in number as possible. At the first~~
~~annual meeting after the effective date of these restated Articles of Incorporation, the first class of directors shall be elected for a term of one (1) year, the second class for a term of two (2) years and the third class for a term of~~
~~three (3) years. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting~~
~~of the shareholders.~~

At the 2008 annual meeting of shareholders, the successors of the directors whose terms expire at that meeting shall be elected to serve until the 2010 annual meeting of shareholders and until his or her successor is elected. At the 2009 annual meeting of shareholders, the successors of the directors whose terms expire at that meeting shall be elected to serve until the 2010 annual meeting of shareholders and until his or her successor is elected. At the 2010 annual meeting of shareholders, all directors shall be elected to serve until the 2011 annual meeting of shareholders and until his or her successor is elected. At each annual meeting of shareholders thereafter, the directors shall be elected to serve until the next annual meeting of shareholders and until his or her successor is elected.

*
Insertions are shown as underlined and italicized text; deletions are shown as ~~strike through~~ text.

B-1

Appendix C

PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF OWENS &
MINOR, INC. TO ELIMINATE PROVISIONS AUTHORIZING THE SERIES B CUMULATIVE PREFERRED STOCK*

ARTICLE III

Capital Stock.

PART A

Cumulative Preferred Stock.

~~6.~~
~~Series B Preferred Stock.~~

~~The second series of~~
~~Cumulative Preferred Stock shall be designated “Series B Cumulative Preferred Stock” (“Series B Preferred Stock”) and the number of shares constituting such series shall be 1,150,000. The preferences, limitations and~~
~~relative rights of shares of Series B Preferred Stock shall be as follows:~~

~~(a)~~
~~Dividends and Distributions.~~

~~(1)~~
~~The holders of shares of Series B Preferred Stock, in preference to the holders of Common Stock and of any other capital stock of the Corporation ranking junior to the~~
~~Series B Preferred Stock as to payment of dividends, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, a per annum cash dividend of $4.50 per share, and no more, payable in~~
~~equal quarterly amounts of $1.125 each on the last day of each January, April, July and October of each year, beginning July 31, 1994 (each such date being referred to herein as a “Quarterly Dividend Payment Date”), to holders of~~
~~record on the fifteenth day of each such respective month, commencing on the first Quarterly Dividend Payment Date after the first issuance of a share of Series B Preferred Stock.~~

~~(2)~~
~~Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue~~
~~of such shares of Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of~~
~~such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such~~
~~Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series~~
~~B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.~~

~~(b)~~
~~Voting Rights. The holders of shares of Series B Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of the Corporation, voting~~
~~together with the holders of shares of other series of the Preferred Stock entitled to vote thereon and the Common Stock as a single voting group. Each share of Series B Preferred Stock shall entitle the holder thereof to a number of votes equal to~~
~~the number of shares of Common Stock into which such Series B Preferred share could be converted in accordance with Section 6(g) on the record date for determining the shareholders entitled to vote; it being understood that whenever the~~
~~“Conversion Price” (as defined in Section 6(g)(1)) is adjusted as provided in Section 6(g)(5) the number of votes to which each share of Series B Preferred Stock is entitled shall also be similarly adjusted.~~

~~(c)~~
~~Certain Restrictions.~~

~~(1)~~
  ~~Whenever quarterly dividends or other dividends or distributions payable on Series B Preferred Stock as provided in Section 6(a) are in arrears,~~
~~thereafter and until all accrued and unpaid~~

~~dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, or declared and~~
~~set apart for payment, the Corporation shall not:~~

~~(i)~~
~~declare or pay or set apart for payment any dividends (other than dividends payable in shares of any class or classes of stock of the Corporation ranking junior to Series B~~
~~Preferred Stock as to payment of dividends or warrants or rights to acquire such stock) or make any other distributions on, any class of stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up)~~
~~to Series B Preferred Stock (“Junior Stock”), other than distributions of rights (“Rights”) pursuant to the Rights Agreement, dated as of June 22, 1988, between Owens & Minor, Inc. and the rights agent thereunder,~~
~~as heretofore amended and as it may be further amended, in accordance with it terms, or replaced from time to time (such agreement, as so amended or replaced, being hereinafter referred to as the “Rights Agreement”), and shall not redeem,~~
~~purchase or otherwise acquire, directly or indirectly, whether voluntarily, for a sinking fund, or otherwise any shares of Junior Stock, provided that, notwithstanding the foregoing, the Corporation may at any time redeem, purchase or otherwise~~
~~acquire shares of Junior Stock in exchange for, or out of the net cash proceeds from the concurrent sale of, other shares of Junior Stock or warrants or rights to acquire Junior Stock;~~

~~(ii)~~
~~declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding~~
~~up) with the Series B Preferred Stock (“Parity Stock”), except dividends paid or distributions made ratably on Series B Preferred Stock and all such Parity Stock on which dividends are payable or in arrears in proportion to the total~~
~~amounts of such dividends to which the holders of all such shares are then entitled;~~

~~(iii)~~
~~redeem or purchase or otherwise acquire for consideration shares of any Parity Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire~~
~~shares of any Parity Stock in exchange for shares of any Junior Stock; or~~

~~(iv)~~
~~purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of Parity Stock, except as permitted by the Articles of Incorporation~~
~~of the Corporation or in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective~~
~~annual dividend rates, the amount of dividends in arrears and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or~~
~~classes.~~

~~(2)~~
~~Notwithstanding the foregoing, nothing in this Section 6(c) shall prevent the Corporation from (i) declaring a dividend or distribution of Rights or issuing Rights~~
~~in connection with the issuance of Series B Preferred Stock, Junior Stock or Parity Stock, or (ii) redeeming Rights at a price not to exceed $.01 per Right.~~

~~(3)~~
~~The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the~~
~~Corporation could, under paragraph (1) of Section 6(c), purchase or otherwise acquire such shares at such time and in such manner.~~

~~(d)~~
~~Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly~~
~~after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the~~
~~Board of Directors, subject to the conditions and restrictions on issuance set forth herein.~~

~~(e)~~
~~Liquidation, Dissolution or Winding Up.~~

~~(1)~~
~~Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior~~
~~upon liquidation, dissolution or winding up to Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends thereon,~~
~~whether or not declared, to the date of such payment, and no more (the “Series B Liquidation Preference”).~~

~~(2)~~
~~In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all~~
~~other series of Preferred Stock, if any, then such remaining assets shall be distributed ratably to the holders of all such shares in proportion to their respective liquidation preferences.~~

~~(f)~~
~~Redemption. The outstanding shares of Series B Preferred Stock may be redeemed only at the option of the Corporation as a~~
~~whole or in part at any time on or after April 30, 1997, or from time to time thereafter, at a cash price per share equal to (i) the par value thereof, plus (ii) all accrued and unpaid dividends thereon, whether or not declared, to~~
~~the redemption date; provided, however, that: (i) any such redemption made before April 30, 2004 may be made solely to the extent of the sum of (x) the net proceeds from the sale or issuance by the Corporation for cash from time to~~
~~time after January 1, 1994 of shares of capital stock of the Corporation or any other securities convertible into, or exchangeable or exercisable for such capital stock, plus (y) the fair market value (as determined in good faith by the~~
~~Board of Directors of the Corporation) of all such capital stock or other securities sold or issued by the Corporation from time to time after January 1, 1994 in exchange for other property (including, without limitation, any thereof issued in~~
~~exchange for stock, securities or assets of other corporations or other entities); and (ii) any redemption in part may only be made if the aggregate market value (based on the average of the closing prices of the Common Stock on the New York~~
~~Stock Exchange for the ten trading days immediately preceding the date the Redemption Notice (as defined below) is given) of the total number of shares of Common Stock into which the Series B Preferred Stock to be redeemed are at the time~~
~~convertible pursuant to Section (g)(1) is at least $50,000,000.~~

~~Not less than 30 days nor more than 60 days~~
~~prior to the date fixed by the Corporation for redemption (the “Redemption Date”), written notice (the “Redemption Notice”) shall be mailed by the Corporation, postage prepaid, to each holder of record of the Series B Preferred~~
~~Stock at such holder’s address as it appears on the stock transfer books of the Corporation. The Redemption Notice shall state:~~

~~(i)~~
~~the total number of shares of Series B Preferred Stock to be redeemed;~~

~~(ii)~~
~~the number of shares of Series B Preferred Stock held by the holder which the Corporation will redeem;~~

~~(iii)~~
~~the Redemption Date and the redemption price;~~

~~(iv)~~
~~the fact that the holder’s conversion rights will continue until the close of business on the second business day preceding the Redemption Date;~~

~~(v)~~
~~that the holder is to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares of Series B Preferred~~
~~Stock to be redeemed; and~~

~~(vi)~~
~~if the redemption is in part, the Corporation’s calculations showing compliance with clause (ii) of the proviso in the first paragraph of this~~
~~Section 6(f).~~

~~(g)~~
~~Conversion.~~

~~(1)~~
  ~~Subject to and upon compliance with the provisions of this Section (g), the holders of a majority of the shares of Series B Preferred Stock outstanding at~~
~~the time shall have the right, at such~~

~~holders’ option and upon written notice to the Corporation, at any time to convert all of the outstanding shares of Series B Preferred Stock~~
~~into the number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion, for the purpose of determining the amount of any cash payments provided in Section (g)(4), to the nearest cent or to the~~
~~nearest .01 of a share of Common Stock, as the case may be, with one-half cent and .005 of a share, respectively, being rounded upward), obtained by dividing $100 by the Conversion Price (as defined below) and multiplying such resulting number by~~
~~the number of shares of Series B Preferred Stock to be converted. Such conversion shall be effective at the close of business on the first business day following the Corporation’s receipt of such notice. Except as provided in paragraph (2), no~~
~~shares of Series B Preferred Stock may be converted unless all outstanding shares of Series B Preferred Stock are surrendered for conversion.~~

~~The term “Conversion Price” shall mean $24.735, as adjusted in accordance with the provisions of this Section (g).~~

~~(2)~~
~~Notwithstanding the requirement of conversion in Section (g)(1), any shares of Series B Preferred Stock called for redemption may be converted at any time before the close~~
~~of business on the second business day preceding the Redemption Date, without causing the conversion of any other shares. Upon any conversion pursuant to this Section (g)(2), the Corporation shall pay to the holder of Series B Preferred Stock so~~
~~converted an amount in cash equal to all accrued and unpaid dividends on such shares to and including the date of conversion, whether or not declared (with such amount being pro rated with respect to the then current dividend period).~~

~~(3)~~
~~In order to exercise the conversion privilege in the case of a conversion specified in Section (g)(2), or in order to receive certificates evidencing Common Stock issuable~~
~~upon a conversion specified in Section (g)(1) or (g)(2), the holder of each share of Series B Preferred Stock to be converted, or so converted, as the case may be, shall surrender the certificate representing such share at the office of any transfer~~
~~agent for the Common Stock and shall give written notice to the Corporation at such office that such holder elects to convert the same, specifying the name or names and denominations in which such holder wishes the certificate or certificates for~~
~~the Common Stock to be issued (which notice may be in the form of a notice of election to convert which may be printed on the reverse side of the certificates for the shares of Series B Preferred Stock). Unless the shares issuable on conversion are~~
~~to be issued in the same name as the name in which such share of Series B Preferred Stock is registered, each certificate evidencing shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the~~
~~Corporation, duly executed by the holder or his duly authorized attorney, and by an amount in cash sufficient to pay any transfer or similar tax.~~

~~The holders of shares of Series B Preferred Stock at the close of business on a Quarterly Dividend Payment Date shall be entitled to receive any previously declared dividend payable on such shares on such date~~
~~notwithstanding the Corporation’s default in payment of the dividend due on such Quarterly Dividend Payment Date. Except as provided in Section (g)(2) and above in this Section (g)(3), and without limiting the effect of Section (g)(5)(b), the~~
~~Corporation shall not be obligated to make any payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion, payable in respect of any period~~
~~before such conversion.~~

~~As promptly as practicable after the surrender of the certificates for shares of Series B~~
~~Preferred Stock as provided above, the Corporation shall issue and shall deliver at the office of any transfer agent for the Common Stock to such holder, or on his written order, a certificate or certificates for the number of full shares of Common~~
~~Stock issuable upon the conversion of such shares in accordance with the provisions of this Section (g), together with a certificate or certificates representing any shares of Series B Preferred Stock that are not to be converted but shall have~~
~~constituted part of the shares of Series B Preferred Stock represented by the certificate or~~

~~certificates so surrendered, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as~~
~~provided in Section (g)(4).~~

~~Each conversion shall be deemed to have been effected immediately prior to the close of~~
~~business on the date on which the certificates for shares of Series B Preferred Stock shall have been surrendered and such notice received by the Corporation as provided above (or such later time as may be specified in such notice),~~
~~and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at~~
~~such time on such date, and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on such date, in which event such person or persons shall be deemed~~
~~to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall~~
~~have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversion of the shares of Series B Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of~~
~~all liens and charges and not subject to any preemptive rights.~~

~~(4)~~
~~No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of shares of Series B Preferred Stock. Instead of any~~
~~fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of a share of Series B Preferred Stock, the Corporation shall pay to the holder of such share of Series B Preferred Stock an amount in cash~~
~~(computed to the nearest cent, with one-half cent being rounded upward) equal to the Conversion Price multiplied by the fraction of a share of Common Stock represented by such fractional interest. If more than one share of Series B Preferred Stock~~
~~shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Conversion Price of the shares of Series B Preferred Stock~~
~~so surrendered.~~

~~(5)~~
~~The Conversion Price shall be adjusted (and the other actions specified herein shall be taken) from time to time as follows:~~

~~(a)~~
~~In case the Corporation shall (x) pay a dividend or make a distribution on the Common Stock in shares of Common Stock, (y) subdivide the outstanding Common Stock~~
~~into a greater number of shares or (z) combine the outstanding Common Stock into a smaller number of shares, the Conversion Price shall be adjusted so that the holder of any share of Series B Preferred Stock thereafter surrendered for~~
~~conversion shall be entitled to receive the number of shares of Common Stock of the Corporation that he would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to~~
~~the record date, in the case of a dividend, or the effective date, in the case of subdivision or combination. An adjustment made pursuant to this subparagraph (a) shall become effective immediately after the record date in the case of a~~
~~dividend, and shall become effective immediately after the effective date, in the case of a subdivision or combination.~~

~~(b)~~

~~In case the Corporation shall distribute to holders of Common Stock generally any shares of capital stock of the Corporation (other than Common Stock) or~~
~~evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings or other legally permitted sources of the Corporation or dividends payable in Common Stock, but including any distribution of securities~~
~~or other property pursuant to the Rights Agreement) or rights or warrants to subscribe for or purchase any of its securities including any rights issued at any time under the Rights Agreement (any of the foregoing being hereinafter in this~~
~~subparagraph (b) called the “Securities”), then, in each such case, the Corporation shall make~~

~~appropriate provisions to reserve an adequate amount of such Securities for distribution to the holders of the shares of Series B Preferred Stock~~
~~upon the conversion of the shares of Series B Preferred Stock so that any such holder converting shares of Series B Preferred Stock will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the~~
~~amount and kind of such Securities that such holder would have received if such holder had, immediately prior to the record date for the distribution of the Securities or the event that required the distribution of the Securities, as the case may~~
~~be, converted its shares of Series B Preferred Stock into Common Stock.~~

~~(c)~~
~~Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare and retain at its principal office a certificate, signed by the Chairman of the~~
~~Board, any Vice Chairman, the President, any Senior Vice President or any Vice President of the Corporation, setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment;~~
~~provided, however, that the failure of the Corporation to prepare and retain such officer’s certificate shall not invalidate any corporate action by the~~
~~Corporation.~~

~~(6)~~
~~Whenever the Conversion Price is adjusted as provided in subparagraph (c) of Section (g)(5), the Corporation shall cause to be mailed to each holder of shares of Series~~
~~B Preferred Stock at his then registered address by first-class mail, postage prepaid, a notice of such adjustment of the Conversion Price setting forth such adjusted Conversion Price and the effective date of such adjusted Conversion Price;~~
~~provided, however, that the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation.~~

~~(7)~~
~~The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of~~
~~Common Stock, for the purpose of effecting conversions of shares of Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series B Preferred Stock not theretofore converted.~~
~~For purposes of this Section (g)(7), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series B Preferred Stock shall be computed as if at the time of computation all such outstanding~~
~~shares were held by a single holder.~~

~~(8)~~
~~The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on~~
~~conversions of shares of Series B Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required~~
~~to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of shares of Series B Preferred Stock to be converted and no such issue or delivery~~
~~shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.~~

~~(9)~~

~~Notwithstanding any other provision herein to the contrary, if any of the following events occur: (i) any reclassification or change of outstanding~~
~~shares of Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of subdivision or combination of the Common Stock), (ii) any consolidation, merger or combination of~~
~~the Corporation with or into another corporation or a statutory share exchange as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange~~
~~for such Common Stock, or (iii) any sale or conveyance of all or substantially all the properties and assets of the Corporation as, or substantially as, an entirety to any other entity as a result of which holders of Common Stock shall be~~
~~entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then appropriate provision shall be made so that the holder of each share of Series B Preferred Stock then~~
~~outstanding shall have the right to convert such share into the kind and amount of shares of stock and other securities and property or assets~~

~~that would have been receivable upon such reclassification, change, consolidation, merger, combination, exchange, sale or conveyance by a holder of~~
~~the number of shares of Common Stock issuable upon conversion of such share of Series B Preferred Stock immediately prior to such reclassification, change, consolidation, merger, combination, exchange, sale or conveyance. If, in the case of any such~~
~~consolidation, merger, combination, exchange, sale or conveyance, the stock or other securities and property receivable thereupon by a holder of shares of Common Stock includes shares of stock, securities or other property or assets (including cash)~~
~~of an entity other than the successor or acquiring entity, as the case may be, in such consolidation, merger, combination, exchange, sale or conveyance, then the Corporation shall enter into an agreement with such other entity for the benefit of the~~
~~holders of Series B Preferred Stock that shall contain such provisions to protect the interests of such holders as the Board of Directors of the Corporation shall reasonably consider necessary by reason of the foregoing.~~

~~(10)~~
~~Upon any conversion of any shares of Series B Preferred Stock, the shares of Series B Preferred Stock so converted shall have the status of authorized and unissued shares of~~
~~Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation.~~

~~(h)~~
~~Mandatory Conversion. Except as provided in Section (g)(2), each share of Series B Preferred Stock shall be converted automatically into the number of shares of Common Stock~~
~~determined as provided in Section (g)(1) immediately upon the conversion of shares of Series B Preferred Stock pursuant to such Section.~~

~~(i)~~
~~Ranking. The Series B Preferred Stock shall rank on a parity with all other series of Preferred Stock as to the payment of dividends and the distribution of assets upon~~
~~liquidation.~~

~~(j)~~
~~Series B Director. (1) So long as any share of Series B Preferred Stock remains outstanding, the Series B Preferred Stock, voting as a separate voting group, shall be~~
~~entitled to elect one member of the Board of Directors of the Corporation. Such director (the “Series B Director”) shall be in addition to the number of Directors of the Corporation otherwise prescribed by the Articles of Incorporation or~~
~~bylaws. Such voting right of the holders of Series B Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (2) of this Section 6(j) or at any annual meeting of shareholders, and thereafter at~~
~~annual meetings of shareholders, (or by unanimous written consent in lieu of any such meeting) provided that such voting right at any such meeting may not be exercised unless the holders of ten percent (10%) in number of shares of Series B~~
~~Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock at any such meeting shall not affect the exercise by the holders of Series B Preferred Stock of such voting right.~~

~~(2)~~

~~Unless the holders of Series B Preferred Stock shall have previously exercised their right to elect the Series B Director, the Board of Directors may order,~~
~~or any holder or holders owning in the aggregate not less than ten percent (10%) of the total number of shares of Series B Preferred Stock outstanding, may request, the calling of a special meeting of the holders of Series B Preferred Stock for~~
~~the purpose of electing the Series B Director, which meeting shall thereupon be called by the Chairman, President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred~~
~~Stock are entitled to vote pursuant to this Section 6(j) shall be given to each holder of record of Series B Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such~~
~~meeting shall be called for a time not earlier than 10 days and not later than 60 days after such order~~

~~or request. In the event such meeting is not called within 60 days after such order or request, such meeting may be called on similar notice by any~~
~~holder or holders owning in the aggregate not less than ten percent (10%) of the total number of shares of Series B Preferred Stock outstanding. Notwithstanding the provisions of this 6(j), no such special meeting shall be called during the~~
~~period within 60 days immediately preceding the date fixed for the next annual meeting of the holders.~~

~~Immediately upon the retirement (whether upon redemption, conversion or otherwise), of all outstanding shares of the Series B Preferred Stock, (x) the right of the holders of Preferred Stock, as a separate voting group, to~~
~~elect a Director shall cease, (y) the term of the Series B Director shall terminate, and (z) the number of Directors shall be such number as may then be provided for in, or pursuant to, the Articles of Incorporation or bylaws.~~

~~(k)~~
~~Amendment. The Articles of Incorporation shall not be further amended in any manner that would (i) amend this Section 6 or (ii) adversely affect the~~
~~preferences, rights or powers of Series B Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, if any, voting separately as one voting group.~~

*
Insertions are shown as underlined and italicized text; deletions are shown as ~~strike through~~ text.

Appendix D

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

FOR SERVICES BY INDEPENDENT AUDITORS

Services subject to Audit Committee Approval

(1)
The Audit Committee must approve in advance all engagements to provide audit review and attest reports required under the securities laws.

(2)
Any other engagements must either be:

(a)
approved in advance by the Audit Committee or

(b)
entered into pursuant to these pre-approval policies and procedures, provided the Audit Committee is informed of each service.

(3)
The Company may not engage its independent auditors to perform any services as may, from time to time, be prohibited by the rules and regulations of the Securities and Exchange
Commission, any securities exchange on which the Company’s securities are traded or listed, the Public Company Accounting Oversight Board, or any other regulatory bodies.

(4)
The Company may engage its independent auditors to perform services that are directly related to the independent audit function. These include:

(a)
audits of employee benefit plans;

(b)
consultation on accounting matters, including reviews of significant contracts;

(c)
assistance with inquiries from the Securities and Exchange Commission and other regulatory bodies;

(d)
assistance with debt, equity and other financing transactions, including issuing comfort letters; and

(e)
accounting and auditing assistance in connection with merger and acquisition activity.

Approval Process

(1)
The Audit Committee, at its regular meetings, will approve engagement of the independent auditors for audits of employee benefit plans.

(2)
Each year, the Audit Committee will approve a total annual dollar budget for services for routine accounting consultation and related matters. A report on the nature of and amount of billings for such services will be presented to the Audit Committee at each quarterly meeting.

(3)
The Audit Committee will approve engagement of the independent auditors for assistance with debt, equity and other financing transactions, as well as merger and acquisition activity, and other permitted services, in advance. The Audit Committee will be provided a description of the services expected to be rendered, together with an estimate of cost. A report on the amount of billings for such services will be presented to the Audit Committee each quarter.

(4)
For services not addressed above, and not otherwise prohibited, the Audit Committee must approve engagement of the Independent Auditors in advance. Total fees for such services will be limited to no more than 10 percent of total audit fees for the year.

(5)
The pre-approval requirement is waived with respect to non-audit services provided:

(a)
the aggregate amount of such services constitutes no more than five percent of the total amount of revenues paid by the Company to the accountant during the fiscal year in which the services are provided;

(b)
such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(c)
such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or the chairman of the Audit
Committee (to whom authority to grant such approvals is hereby expressly delegated).

D-1

Directions to

Owens & Minor, Inc. Annual Meeting of Shareholders

Friday, April 25, 2008 — 10:00 a.m.

at

Owens & Minor, Inc.
Corporate Headquarters

9120 Lockwood Blvd.

Mechanicsville, Virginia 23116

From Washington, D.C., follow I-95 South to I-295 South via Exit 84A and take Exit
41A/US-301.

From Petersburg, follow I-95 North to I-295 North via Exit 46 and take Exit 41A/US-301.

From Charlottesville, follow I-64 East to I-295 South via Exit 177 and take Exit 41A/US-301.

From Norfolk, follow I-64 West to I-295 North and take Exit 41A/US-301.

From the Airport, departing from the airport, bear right at Airport Drive. Continue on Airport Drive (passing the entrance to I-64) to the I-295 ramp heading toward Charlottesville. Merge onto I-295 North and travel about 10 miles. Take Exit 41A/US-301.

From ALL
directions, travel North on US-301 to the first light. Turn right onto Lockwood Boulevard.

OWENS & MINOR, INC. 9120 LOCKWOOD BOULEVARD MECHANICSVILLE, VA 23116

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by
Owens & Minor, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit
your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Owens & Minor, Inc., c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: OWENS1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

OWENS & MINOR, INC. For Withhold For All To withhold authority to vote for any individual

The Board of Directors recommends a vote FOR All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Proposals 1, 2, 3 and 4.

Vote On Directors

1. Election of the following six directors, each for a two-year term and until their respective successors are elected if proposal 2 is approved; however, if proposal 2 is not approved, then each for a three-year term and until their respective successors are elected:

Nominees:

01—G. Gilmer Minor, III 04—Peter S. Redding

02—J. Alfred
Broaddus, Jr. 05—Robert C. Sledd

03—Eddie N. Moore, Jr. 06—Craig R. Smith

Vote On Proposals

2. Approval of amendments to the Company’s Amended and Restated Articles of Incorporation to declassify the Board of Directors.

3. Approval of amendments to the Company’s Amended and Restated Articles of Incorporation to eliminate provisions authorizing the Series B Cumulative Preferred Stock.

4. Ratification of KPMG LLP as the Company’s independent registered public accounting firm for 2008.

For Against Abstain

For address changes, please check this box and write them on the back where indicated.

Please sign exactly
as your name appears herein. Attorneys-in-fact, executors, administrators, trustees and guardians should give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

OWENS & MINOR, INC.

P R O X Y

Solicited by the Board of Directors for the Annual Meeting of Shareholders

The undersigned hereby appoints
A. Marshall Acuff, Jr., James E. Rogers and Anne Marie Whittemore (and if the undersigned is a proxy, the substitute proxy) and each of them with power of substitution, the proxies of the undersigned to vote all shares held of record on
March 4, 2008 by the undersigned as directed on the reverse side and in their discretion on all other matters which may properly come before the Annual Meeting of Shareholders of Owens & Minor, Inc., to be held on April 25, 2008 at 10:00 A.M., Eastern Daylight Time, at the offices of Owens & Minor, Inc., 9120 Lockwood Boulevard, Mechanicsville, Virginia and any adjournments or postponements thereof.

The undersigned directs said proxies to vote as specified upon the items shown herein which are referred to in the Notice of Annual
Meeting and as set forth in the Proxy Statement.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4 and according to the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

(Continued and to be dated and signed on the reverse side.)